UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2014

Date of reporting period:	October 1, 2013 – September 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PIM

Putnam Master Intermediate Income Trust

Annual report 9|30|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Master Intermediate
Income Trust

Annual report
9 | 30 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	12
Terms and definitions	14
Other information for shareholders	15
Important notice regarding Putnam’s privacy policy	16
Summary of dividend reinvestment plans	17
Trustee approval of management contract	19
Financial statements	24
Federal tax information	94
Shareholder meeting results	95
About the Trustees	97
Officers	99

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

With the U.S. economy on firmer footing, the U.S. Federal Reserve has wound down its quantitative easing efforts, which were achieved through purchases of government securities and other financial assets. Now, a new chapter begins for the markets, including the likelihood that the central bank will initiate interest-rate increases in the middle of next year. At the same time, changes are likely at hand in fixed-income markets. With the Fed ending its asset purchases, the government will need to find other buyers for its newly issued securities.

The hope is that the recovery today is strong enough to foster self-sustaining growth without the help of the central bank. In fact, after years of modest growth, it appears that the U.S. economy is positioned to expand at a more vigorous pace, as indicated by an annualized GDP growth rate above 4% in the second quarter.

Amid these transitions, the stock market experienced high volatility, with sharp declines in October. These drops may be tied to the Ebola health crisis, ongoing global threats, and divergent growth rates between the U.S. and non-U.S. economies. Still, strong domestic growth, we believe, bodes well for corporate earnings and equity prices, even if interest rates were to rise. Also of importance, U.S. corporate revenue growth has started to bounce back.

During this transitional time for the markets and the economy, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Keep in mind that Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

November 13, 2014

Performance
snapshot

Annualized total return (%) comparison as of 9/30/14

The fund — at NAV
Putnam Master Intermediate Income Trust (NYSE ticker: PIM)
Fund's benchmark
Barclays Government/Credit Bond Index
Fund's Lipper peer group average
Closed-end General Bond Funds
6.73
6.81
7.53
5.63
4.59
8.11
8.00
4.27
10.74
7.99
2.54
10.58
8.55
4.08
10.85
LIFE OF FUND
(since 4/29/88)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

4     Master Intermediate Income Trust

Interview with your fund’s portfolio manager

D. William Kohli

Bill, what was the bond market environment like during the 12 months ended September 30, 2014?

Overall, it was generally a favorable environment for taking credit and prepayment risk, but there were periods of volatility. The major event marking the early months of the period was the Federal Reserve beginning the process of winding down its bond-buying program, which was announced in December and launched in January. The Fed concluded its bond purchases in late October 2014.

The central bank’s initial $10 billion reduction in bond purchases coincided with lackluster fourth-quarter 2013 economic data and an upheaval in emerging-market [EM] currencies, which caused investors to assume a more risk-averse posture. As a result, asset flows shifted toward the relative safety of U.S. Treasuries, and pushed the yield on the 10-year note down to 2.61% at the beginning of February. Soon after, however, with EM stress abating, credit markets were buoyed by investors dismissing weak economic data, in large part, as a function of severe winter weather affecting some of the country’s most densely populated regions.

As we moved into spring, concern about capital flight from Russia due to the Ukraine crisis, along with unrest in the Middle East, prompted investors to once again seek the relative safety of Treasuries. Demand for Treasuries also received a boost in June when the European Central Bank [ECB]

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/14. See pages 4 and 12–13 for additional fund performance information. Index descriptions can be found on pages 14–15.

Master Intermediate Income Trust     5

implemented a negative deposit rate of –0.10% in the hope of stimulating bank lending to help stave off deflation and bolster eurozone economic growth. Sharply lower yields on sovereign bonds issued by peripheral European countries also indirectly dampened Treasury yields.

Fixed-income markets experienced several bouts of volatility during the final three months of the period. Yields on intermediate- to longer-dated bonds fell globally and most bond market sectors underperformed Treasuries. The high-yield sector saw record outflows in July based on technical factors related to supply and demand, while EM debt faced several idiosyncratic events that disrupted the market, including ongoing tension between Russia and Ukraine, and a technical default by Argentina on its restructured debt.

At the end of August, 10- and 30-year Treasury yields reached 2.34% and 3.08%, respectively — their lows for the period — as geopolitical anxieties and concern about European economic growth once again

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To be announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings and portfolio credit quality may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.
6     Master Intermediate Income Trust

“Strategies that attempt to benefit
from prepayment risk have historically
done well during periods of rising
interest rates.”

Bill Kohli

bolstered demand for Treasuries. Longer-dated bonds also benefited from reduced concern about inflation, as the price index for personal consumption expenditures — the Fed’s preferred inflation gauge — stayed below the central bank’s 2% target rate.

The U.S. dollar rose sharply, and in September, traded at its highest level versus the euro since 2008. The dollar advanced as a strengthening U.S. economy prompted investors to conclude that the Fed is likely to begin raising the federal funds rate — its target for short-term interest rates — in the relatively near future, possibly during the first half of 2015. Additionally, divergent policy stances between the Fed and the ECB — with the Fed preparing to tighten monetary policy while the ECB appears likely to continue easing policy — also fueled dollar strength.

Top holdings

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 9/30/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.
Master Intermediate Income Trust     7

The fund generated a solid return at net asset value for the past 12 months. What factors fueled this favorable outcome?

Our mortgage credit and prepayment strategies were the biggest contributors to performance. Within mortgage credit, our investments in subordinated mezzanine commercial mortgage-backed securities [CMBS] and non-agency residential mortgage-backed securities [RMBS] were the biggest contributors to the fund’s performance. Our CMBS holdings benefited from supportive commercial real estate fundamentals amid an improving U.S. economy, along with persistent investor demand for higher-yielding bonds. Our non-agency RMBS positions also attracted investors due to their relatively high yields. Within this sector, our holdings of pay-option adjustable-rate mortgage-backed securities [pay-option ARMs] were the main contributors to performance.

Our prepayment strategies, which we implemented with securities such as interest-only and inverse interest-only collateralized

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Cash positions may represent collateral used to cover certain derivatives contracts.
8     Master Intermediate Income Trust

mortgage obligations [CMOs], were also major contributors to the fund’s performance. Although rates fell during the period, the decline wasn’t severe enough to trigger substantial refinancing of the mortgages underlying our CMO holdings. As a result, prepayment speeds that were slower than expected provided a tailwind to our interest-only CMO positions.

Elsewhere, investments in high-yield bonds provided a further boost to the fund’s return for the period as a whole, although outflows from the asset class hindered performance in July and September. During most of the period, the asset class benefited from consistent investor demand, solid corporate fundamentals, a historically low level of defaults, an improving U.S. economy, and a rallying stock market.

Overseas, our investments in EM debt modestly aided performance, despite some late-period volatility. The fund benefited most from U.S.-dollar-denominated holdings in Argentina. The performance of these positions took a hit in August, however, due to Argentina’s failure to reach a settlement with holdout creditors. This development blocked coupon payments on Argentina’s restructured debt, resulting in a technical default.

How did your active currency strategy affect performance?

Our currency strategy was also a notable contributor, primarily during the final three months of the period when the U.S. dollar outpaced every other major currency. During that time, our long-dollar strategy bolstered the fund’s return, as did short positions in the euro, Japanese yen, Swiss franc, and Swedish krona, all of which weakened relative to the dollar.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Master Intermediate Income Trust     9

Which strategies didn’t work as well this past year?

Several interest-rate and yield-curve strategies hindered performance during the period. The fund was defensively positioned for a rising-rate environment in the United States, resulting in an overall duration — a key measure of interest-rate sensitivity — that was negative on a net basis. Additionally, during the period’s second half, a significant amount of risk was allocated to an outright short position on the 10-year part of the yield curve. This positioning was particularly detrimental in August when rates fell. However, it helped the fund in September when rates rose. Unfortunately, the negative impact from August was greater than September’s recovery, and for the period as a whole, our positioning hampered the fund’s result.

Outside the United States, a long-duration position in Greece held against a short position in Germany detracted as Greek yields widened versus German yields. In contrast, our long Europe versus short U.S. spread trade on the short-term portion of the yield curve aided results as monetary policy between the Fed and ECB diverged further. The net result of our non-U.S. duration strategies was positive, partially offsetting the negative impact of our U.S. duration positioning.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve. We also employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our CMO holdings. Additionally, we used total return swaps as a hedging tool and to help manage the fund’s sector exposure, as well as credit default swaps to hedge the fund’s credit risk. Lastly, we utilized currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your outlook for the coming months, and how are you positioning the fund?

Near the end of the period, the Bureau of Economic Analysis revised second-quarter gross domestic product [GDP] higher to an annual rate of 4.6%, the strongest growth since late 2011. This upward revision was another sign that the U.S. recovery had regained steam after a rough start to the year. Given stronger job growth, along with a pickup in consumer and business spending, we believe third-quarter GDP could be in the 3.0% to 3.5% range. If this growth trend continues, we think it sets the stage for the Fed to begin raising the federal funds rate sometime during the first half of 2015.

Globally, we think the outlook for European rates is more favorable than the outlook for U.S. rates because the ECB is likely to keep rates low for some time while the Fed appears poised to begin raising rates. So, in our view, European duration looks comparatively more appealing to us over the balance of this year and into 2015.

We expect to maintain a short position on the 10-year part of the Treasury yield curve, since we believe this is the area of the curve that will be most affected by the conclusion of the Fed’s bond-buying program. Additionally, we will continue our efforts to minimize overall interest-rate risk in the portfolio.

We plan to maintain our diversified mortgage, corporate, and sovereign credit exposure primarily through allocations to mezzanine CMBS, high-yield bonds, and peripheral European sovereign bonds, respectively. Concerning prepayment risk, we expect to continue to seek to capitalize on anticipated slower prepayment speeds through allocations to agency interest-only CMOs.

10     Master Intermediate Income Trust

Strategies that attempt to benefit from prepayment risk have historically done well during periods of rising interest rates. Lastly, as of period-end, yields remained reasonably attractive among specific subsectors of the non-agency RMBS market, in our view. We remain positive on several of these subsectors, particularly pay-option ARMs.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

How closed-end funds differ from open-end funds

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

Putnam Master Intermediate Income Trust

Master Intermediate Income Trust     11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2014, the end of its most recent fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 9/30/14

	NAV	Market price
Annual average
Life of fund (since 4/29/88)	6.73%	6.49%
10 years	72.90	69.10
Annual average	5.63	5.39
5 years	46.93	31.08
Annual average	8.00	5.56
3 years	25.95	20.22
Annual average	7.99	6.33
1 year	8.55	9.56

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 9/30/14

	Barclays Government/Credit Bond Index	Citigroup Non-U.S. World Government Bond Index	JPMorgan Global High Yield Index†	Lipper Closed-end General Bond Funds category average*
Annual average
Life of fund (since 4/29/88)	6.81%	5.91%	—	7.53%
10 years	56.70	47.88	126.19%	123.88
Annual average	4.59	3.99	8.50	8.11
5 years	23.26	5.15	67.53	71.39
Annual average	4.27	1.01	10.87	10.74
3 years	7.82	–3.35	37.91	36.53
Annual average	2.54	–1.13	11.31	10.58
1 year	4.08	–0.99	7.59	10.85

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/14, there were 30, 23, 19, 16, and 4 funds, respectively, in this Lipper category.

†The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the fund’s inception.

12     Master Intermediate Income Trust

Fund price and distribution information For the 12-month period ended 9/30/14

Distributions
Number	12
Income	$0.312000
Capital gains	—
Total	$0.312000
Share value	NAV	Market price
9/30/13	$5.50	$4.88
9/30/14	5.65	5.03
Current rate (end of period)	NAV	Market price
Current dividend rate*	5.52%	6.20%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

*Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

Master Intermediate Income Trust     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global

14     Master Intermediate Income Trust

high-yield corporate debt market, including domestic (U.S.) and international (non-U.S.) issues. International issues comprise both developed and emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2014, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2014, up to 10% of the fund’s common shares outstanding as of October 7, 2014.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2014, Putnam employees had approximately $489,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Master Intermediate Income Trust     15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16     Master Intermediate Income Trust

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent

Master Intermediate Income Trust     17

distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

18     Master Intermediate Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

Master Intermediate Income Trust     19

•That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. The Trustees also considered that the fund’s shareholders most recently approved the fund’s current fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as the fund’s assets under management increase. The Trustees noted, however, that because your fund is a closed-end management investment company, it has relatively stable levels of assets under management and is not expected to be affected significantly by breakpoints in its management fee schedule. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group,

20     Master Intermediate Income Trust

your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available

Master Intermediate Income Trust     21

to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General Bond Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	4th
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 26, 23 and 17 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the three-year period ended December 31, 2013 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the three-year period was due in significant part to the fund’s underperformance in 2011. They noted Putnam Management’s view that the fund’s performance in 2011 suffered for a variety of reasons, including its relative emphasis on shorter duration investments (which reduced the fund’s sensitivity to interest rate changes but detracted from performance), its exposure to high yield, non-Agency residential mortgage-backed securities, and its exposure to emerging markets coupled with currency exposure to the Australian dollar.

The Trustees also observed that, although the fund had not performed well over the three-year period, the fund ranked in the first quartile for the one-year period ended December 31, 2013, and that Putnam Management remained confident in the fund’s portfolio managers and their investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio

22     Master Intermediate Income Trust

management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services.

Master Intermediate Income Trust     23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are deter- mined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24     Master Intermediate Income Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam Master Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust (the fund), including the fund’s portfolio, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 13, 2014
Master Intermediate Income Trust     25

The fund’s portfolio 9/30/14

MORTGAGE-BACKED SECURITIES (46.9%)*	Principal amount	Value
Agency collateralized mortgage obligations (19.2%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.986s, 2032	$199,765	$289,711
IFB Ser. 3408, Class EK, 25.175s, 2037	90,007	128,994
IFB Ser. 2979, Class AS, 23.71s, 2034	26,688	34,359
IFB Ser. 3072, Class SM, 23.233s, 2035	137,805	194,578
IFB Ser. 3072, Class SB, 23.087s, 2035	123,451	173,120
IFB Ser. 3249, Class PS, 21.768s, 2036	95,658	129,155
IFB Ser. 3998, Class KS, IO, 6.546s, 2027	1,623,931	263,381
IFB Ser. 319, Class S2, IO, 5.846s, 2043	1,507,287	359,850
IFB Ser. 4240, Class SA, IO, 5.846s, 2043	3,190,236	723,067
IFB Ser. 317, Class S3, IO, 5.826s, 2043	3,334,458	758,939
IFB Ser. 325, Class S1, IO, 5.796s, 2044	2,797,538	629,810
IFB Ser. 326, Class S2, IO, 5.796s, 2044	8,715,089	2,065,531
IFB Ser. 323, Class S1, IO, 5.796s, 2044	3,852,169	934,895
IFB Ser. 311, Class S1, IO, 5.796s, 2043	4,272,726	950,682
IFB Ser. 308, Class S1, IO, 5.796s, 2043	2,603,656	650,810
IFB Ser. 269, Class S1, IO, 5.796s, 2042	2,389,431	532,700
IFB Ser. 327, Class S8, IO, 5.766s, 2044	801,642	180,450
Ser. 4122, Class TI, IO, 4 1/2s, 2042	2,793,648	601,193
Ser. 4000, Class PI, IO, 4 1/2s, 2042	1,574,625	321,222
Ser. 4193, Class PI, IO, 4s, 2043	3,263,333	553,767
Ser. 304, Class C53, IO, 4s, 2032	1,771,383	315,714
Ser. 4338, Class TI, IO, 4s, 2029	3,641,042	507,088
Ser. 303, Class C19, IO, 3 1/2s, 2043	3,215,065	741,914
Ser. 304, Class C22, IO, 3 1/2s, 2042	2,134,539	488,462
Ser. 4122, Class AI, IO, 3 1/2s, 2042	4,143,290	600,475
Ser. 4122, Class CI, IO, 3 1/2s, 2042	3,783,594	548,344
Ser. 4105, Class HI, IO, 3 1/2s, 2041	1,890,619	279,055
Ser. 304, IO, 3 1/2s, 2027	3,522,871	440,570
Ser. 304, Class C37, IO, 3 1/2s, 2027	2,611,454	331,446
Ser. 4165, Class TI, IO, 3s, 2042	8,022,409	1,083,025
Ser. 4183, Class MI, IO, 3s, 2042	3,354,919	470,360
Ser. 4210, Class PI, IO, 3s, 2041	2,396,542	263,152
Ser. 304, Class C45, IO, 3s, 2027	3,195,110	370,321
Ser. T-57, Class 1AX, IO, 0.393s, 2043	2,233,520	24,505
FRB Ser. 3326, Class WF, zero %, 2035	1,608	1,237
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.973s, 2036	149,643	277,112
IFB Ser. 07-53, Class SP, 23.634s, 2037	117,329	171,285
IFB Ser. 08-24, Class SP, 22.717s, 2038	121,443	179,196
IFB Ser. 05-75, Class GS, 19.787s, 2035	104,999	138,429
IFB Ser. 05-83, Class QP, 16.992s, 2034	154,914	196,049
IFB Ser. 13-101, Class HS, IO, 6.346s, 2043	1,455,972	387,056
IFB Ser. 13-81, Class US, IO, 6.096s, 2043	1,991,333	343,883
IFB Ser. 13-10, Class KS, IO, 6.046s, 2043	1,871,853	381,409
IFB Ser. 13-19, Class DS, IO, 6.046s, 2041	4,150,801	722,823

26     Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (46.9%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 13-41, Class SP, IO, 6.046s, 2040	$1,617,584	$250,159
Ser. 12-134, Class SA, IO, 5.996s, 2042	2,614,407	624,926
IFB Ser. 13-19, Class SK, IO, 5.996s, 2043	2,396,181	512,912
IFB Ser. 12-128, Class ST, IO, 5.996s, 2042	1,743,014	406,697
IFB Ser. 13-18, Class SB, IO, 5.996s, 2041	1,888,040	326,820
IFB Ser. 13-124, Class SB, IO, 5.796s, 2043	1,771,529	412,434
IFB Ser. 411, Class S1, IO, 5.796s, 2042	2,279,939	507,993
IFB Ser. 13-128, Class CS, IO, 5.746s, 2043	3,380,739	799,274
IFB Ser. 13-101, Class CS, IO, 5.746s, 2043	2,122,478	517,672
Ser. 374, Class 6, IO, 5 1/2s, 2036	270,780	54,725
Ser. 12-132, Class PI, IO, 5s, 2042	3,517,188	763,405
Ser. 10-13, Class EI, IO, 5s, 2038	56,276	1,005
Ser. 378, Class 19, IO, 5s, 2035	775,464	156,924
Ser. 12-127, Class BI, IO, 4 1/2s, 2042	999,142	255,391
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	7,703,790	1,526,275
Ser. 409, Class 81, IO, 4 1/2s, 2040	3,746,042	861,284
Ser. 409, Class 82, IO, 4 1/2s, 2040	3,979,499	932,111
Ser. 366, Class 22, IO, 4 1/2s, 2035	307,664	21,912
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	1,507,442	203,927
Ser. 418, Class C24, IO, 4s, 2043	2,917,198	677,679
Ser. 13-41, Class IP, IO, 4s, 2043	2,553,552	465,717
Ser. 13-44, Class PI, IO, 4s, 2043	2,514,340	420,661
Ser. 13-60, Class IP, IO, 4s, 2042	1,809,511	345,017
Ser. 12-96, Class PI, IO, 4s, 2041	1,919,644	320,734
Ser. 406, Class 2, IO, 4s, 2041	1,710,635	365,904
Ser. 406, Class 1, IO, 4s, 2041	1,192,405	255,294
Ser. 409, Class C16, IO, 4s, 2040	2,609,741	592,273
Ser. 418, Class C15, IO, 3 1/2s, 2043	6,111,688	1,359,851
Ser. 12-145, Class TI, IO, 3s, 2042	3,908,716	445,203
Ser. 13-35, Class IP, IO, 3s, 2042	3,296,913	385,712
Ser. 13-53, Class JI, IO, 3s, 2041	2,633,938	335,416
Ser. 13-23, Class PI, IO, 3s, 2041	3,086,631	298,107
Ser. 03-W10, Class 1, IO, 1.05s, 2043	429,576	11,511
Ser. 99-51, Class N, PO, zero %, 2029	18,406	16,565
Government National Mortgage Association
IFB Ser. 10-163, Class SI, IO, 6.476s, 2037	2,546,285	334,706
IFB Ser. 11-56, Class MI, IO, 6.297s, 2041	2,213,905	469,612
IFB Ser. 13-129, Class SN, IO, 5.997s, 2043	1,598,401	276,763
IFB Ser. 13-165, Class LS, IO, 5.997s, 2043	1,636,298	299,246
IFB Ser. 10-20, Class SC, IO, 5.997s, 2040	2,346,333	419,876
Ser. 13-116, Class SA, IO, 5.996s, 2043	2,070,092	369,698
Ser. 13-182, Class LS, IO, 5.987s, 2043	1,725,498	390,473
IFB Ser. 14-90, Class HS, IO, 5.947s, 2044	2,588,988	604,191
IFB Ser. 12-77, Class MS, IO, 5.947s, 2042	1,679,630	387,860
IFB Ser. 13-99, Class AS, IO, 5.897s, 2043	1,494,282	335,989
IFB Ser. 11-128, Class TS, IO, 5.896s, 2041	1,375,024	256,166
IFB Ser. 11-70, Class SM, IO, 5.736s, 2041	2,415,000	476,190

Master Intermediate Income Trust     27

MORTGAGE-BACKED SECURITIES (46.9%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 11-70, Class SH, IO, 5.736s, 2041	$2,481,000	$505,231
Ser. 14-122, Class IC, IO, 5s, 2044	2,434,688	488,009
Ser. 13-22, Class IE, IO, 5s, 2043	2,658,149	547,594
Ser. 13-22, Class OI, IO, 5s, 2043	2,470,051	565,204
Ser. 13-3, Class IT, IO, 5s, 2043	2,207,685	501,812
Ser. 13-6, Class IC, IO, 5s, 2043	1,953,461	406,027
Ser. 12-146, Class IO, IO, 5s, 2042	1,963,838	432,476
Ser. 13-6, Class CI, IO, 5s, 2042	1,457,944	287,332
Ser. 13-130, Class IB, IO, 5s, 2040	1,857,011	217,178
Ser. 13-16, Class IB, IO, 5s, 2040	2,637,000	237,651
Ser. 11-41, Class BI, IO, 5s, 2040	1,549,402	181,512
Ser. 10-35, Class UI, IO, 5s, 2040	1,148,231	259,446
Ser. 10-20, Class UI, IO, 5s, 2040	2,135,523	406,112
Ser. 10-9, Class UI, IO, 5s, 2040	13,427,566	3,014,745
Ser. 09-121, Class UI, IO, 5s, 2039	4,532,568	1,050,332
Ser. 13-34, Class IH, IO, 4 1/2s, 2043	4,089,670	856,450
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	1,415,388	299,496
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	936,904	97,682
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	277,752	50,051
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	4,067,890	768,058
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	9,442,346	1,989,604
Ser. 13-151, Class IB, IO, 4 1/2s, 2040	4,189,414	884,998
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	2,556,097	557,114
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	950,734	153,525
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	3,139,980	466,130
Ser. 10-98, Class PI, IO, 4 1/2s, 2037	1,234,355	131,681
Ser. 14-4, Class IC, IO, 4s, 2044	2,029,903	425,204
Ser. 13-165, Class IL, IO, 4s, 2043	1,510,766	254,639
Ser. 12-56, Class IB, IO, 4s, 2042	1,605,317	354,978
Ser. 12-47, Class CI, IO, 4s, 2042	3,985,516	796,112
Ser. 12-41, Class IP, IO, 4s, 2041	4,074,951	753,056
Ser. 13-76, Class IO, IO, 3 1/2s, 2043	7,251,587	1,044,301
Ser. 13-28, Class IO, IO, 3 1/2s, 2043	2,462,330	390,029
Ser. 13-54, Class JI, IO, 3 1/2s, 2043	3,224,027	512,169
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	4,733,150	702,920
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	6,584,893	882,572
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	3,466,621	526,268
Ser. 12-140, Class IC, IO, 3 1/2s, 2042	3,606,072	809,424
Ser. 06-36, Class OD, PO, zero %, 2036	4,861	4,262
		62,602,768
Commercial mortgage-backed securities (17.8%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	656,000	684,078
FRB Ser. 05-5, Class D, 5.388s, 2045	600,000	605,160
Banc of America Commercial Mortgage Trust 144A
Ser. 01-1, Class K, 6 1/8s, 2036	316,464	156,270
Ser. 07-5, Class XW, IO, 0.529s, 2051	78,319,588	743,644

28     Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (46.9%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust
Ser. 05-PWR7, Class D, 5.304s, 2041	$441,000	$431,360
Ser. 05-PWR7, Class B, 5.214s, 2041	697,000	701,975
Ser. 05-PWR9, Class C, 5.055s, 2042	401,000	396,457
Bear Stearns Commercial Mortgage Securities Trust 144A Ser. 06-PW14, Class XW, IO, 0.832s, 2038	17,621,313	256,919
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E, 5.744s, 2047	409,000	429,920
Citigroup Commercial Mortgage Trust
Ser. 06-C5, Class AJ, 5.482s, 2049	610,000	589,034
FRB Ser. 05-C3, Class B, 5.029s, 2043	1,720,000	1,703,454
Ser. 13-GC11, Class D, 4.605s, 2046	854,000	811,322
Citigroup Commercial Mortgage Trust 144A FRB Ser. 04-C1, Class G, 6.006s, 2040	754,998	753,926
Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.316s, 2044	507,000	501,930
Ser. 07-CD5, Class XS, IO, 0.077s, 2044	28,663,522	129,601
COMM Mortgage Trust FRB Ser. 07-C9, Class F, 5.989s, 2049	962,000	954,784
COMM Mortgage Trust 144A
FRB Ser. 12-LC4, Class D, 5.823s, 2044	1,145,000	1,173,396
FRB Ser. 14-CR18, Class D, 4.898s, 2047	1,628,000	1,504,960
FRB Ser. 13-LC6, Class D, 4.431s, 2046	182,000	169,247
Ser. 12-LC4, Class E, 4 1/4s, 2044	392,000	341,830
FRB Ser. 13-LC13, Class E, 3.719s, 2046	574,000	424,180
FRB Ser. 07-C9, Class AJFL, 0.844s, 2049	441,000	405,671
Credit Suisse Commercial Mortgage Trust Ser. 06-C5, Class AX, IO, 0.92s, 2039	20,313,065	258,480
Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C5, Class C, 5.1s, 2038	435,000	446,161
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)	591,671	295,835
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.578s, 2044	987,000	1,036,992
FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO, 1.003s, 2020	2,198,062	33,828
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D, 4.949s, 2048	2,843,000	2,745,229
GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3, Class B, 4.965s, 2041	452,000	449,228
GMAC Commercial Mortgage Securities, Inc. Trust 144A Ser. 04-C3, Class X1, IO, 0.879s, 2041	20,006,453	120,573
Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class D, 4.986s, 2042	803,000	804,124
GS Mortgage Securities Trust Ser. 05-GG4, Class AJ, 4.782s, 2039	846,000	857,744
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.826s, 2045	1,011,000	1,054,665
FRB Ser. 11-GC3, Class D, 5.726s, 2044	225,000	240,644
FRB Ser. 11-GC3, Class E, 5s, 2044	577,000	544,239
FRB Ser. GC10, Class D, 4.562s, 2046	707,000	653,537
Ser. 05-GG4, Class XC, IO, 0.881s, 2039 F	51,545,196	170,099

Master Intermediate Income Trust     29

MORTGAGE-BACKED SECURITIES (46.9%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Guggenheim Structured Real Estate Funding, Ltd. 144A FRB Ser. 05-2A, Class E, 2.155s, 2030 (Cayman Islands)	$188,527	$169,806
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.279s, 2051	1,291,500	1,321,037
FRB Ser. 06-LDP6, Class B, 5.687s, 2043	793,000	793,000
Ser. 06-LDP6, Class AJ, 5.565s, 2043	1,068,000	1,092,137
Ser. 06-LDP8, Class B, 5.52s, 2045	362,000	363,968
FRB Ser. 04-CBX, Class B, 5.021s, 2037	247,000	247,334
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	847,000	849,682
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.379s, 2051	568,000	580,986
FRB Ser. 07-CB20, Class C, 6.379s, 2051	410,000	385,790
FRB Ser. 11-C3, Class F, 5.753s, 2046	410,000	412,637
FRB Ser. 12-C8, Class E, 4.822s, 2045	213,000	210,101
FRB Ser. 13-C13, Class D, 4.191s, 2046	722,000	665,606
FRB Ser. 13-C13, Class E, 3.986s, 2046	639,000	514,288
FRB Ser. 13-C10, Class E, 3 1/2s, 2047	808,000	592,910
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	541,000	384,489
Ser. 07-CB20, Class X1, IO, 0.195s, 2051	51,191,515	441,117
LB Commercial Conduit Mortgage Trust 144A Ser. 99-C1, Class G, 6.41s, 2031	419,082	442,132
LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.925s, 2039	1,797,000	1,624,039
Ser. 06-C3, Class AJ, 5.72s, 2039	739,000	740,876
Ser. 06-C6, Class E, 5.541s, 2039	750,000	699,555
FRB Ser. 06-C6, Class C, 5.482s, 2039	565,000	556,525
LB-UBS Commercial Mortgage Trust 144A Ser. 06-C6, Class XCL, IO, 0.856s, 2039	17,527,384	216,954
Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO, 2.371s, 2028	53,917	4
Merrill Lynch Mortgage Trust FRB Ser. 08-C1, Class AJ, 6.47s, 2051	395,000	435,017
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.913s, 2037	61,986	1,860
Ser. 07-C5, Class X, IO, 5.939s, 2049	1,110,770	60,093
ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	506,000	508,039
Ser. 06-4, Class AJ, 5.239s, 2049	248,000	250,629
ML-CFC Commercial Mortgage Trust 144A Ser. 06-4, Class AJFX, 5.147s, 2049	388,000	376,868
Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 13-C10, Class D, 4.218s, 2046	115,000	103,621
FRB Ser. 13-C10, Class E, 4.218s, 2046	523,000	447,944
Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class C, 5.842s, 2044	1,100,000	1,140,701
FRB Ser. 06-HQ8, Class D, 5.676s, 2044	598,000	575,454
Ser. 07-HQ11, Class C, 5.558s, 2044	590,000	586,761
Ser. 06-HQ10, Class AJ, 5.389s, 2041	577,000	581,997
Ser. 04-IQ8, Class C, 5.3s, 2040	193,063	191,511

30     Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (46.9%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust 144A FRB Ser. 04-RR, Class F7, 6s, 2039	$1,150,582	$1,092,695
Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246s, 2043	1,158,852	1,159,420
STRIPS 144A Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)	193,000	38,600
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	552,146	138,036
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 5.123s, 2049	490,000	480,058
Ser. 13-C6, Class D, 4.497s, 2046	637,000	587,467
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.2s, 2045	1,649,000	1,671,046
FRB Ser. 06-C25, Class AJ, 5.896s, 2043	617,000	624,713
FRB Ser. 05-C20, Class B, 5.409s, 2042	1,423,000	1,461,199
Ser. 07-C34, IO, 0.465s, 2046	14,251,452	115,864
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C17, Class E, 5.548s, 2042	385,000	384,915
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 12-LC5, Class E, 4.937s, 2045	462,000	407,161
FRB Ser. 13-LC12, Class D, 4.438s, 2046	803,000	729,101
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.823s, 2044	325,000	345,972
FRB Ser. 12-C8, Class E, 5.039s, 2045	716,000	719,133
FRB Ser. 12-C7, Class E, 5.001s, 2045	450,000	450,703
FRB Ser. 12-C6, Class E, 5s, 2045	534,000	498,847
FRB Ser. 13-UBS1, Class D, 4.787s, 2046	1,753,000	1,671,047
FRB Ser. 13-C15, Class D, 4.633s, 2046	730,000	691,105
FRB Ser. 12-C7, Class F, 4 1/2s, 2045	2,524,000	2,098,958
Ser. 14-C19, Class D, 4.234s, 2047	465,000	426,492
Ser. 13-C12, Class E, 3 1/2s, 2048	510,000	394,397
		58,332,893
Residential mortgage-backed securities (non-agency) (9.9%)
Barclays Capital, LLC Trust
Ser. 13-RR1, Class 9A4, 7.716s, 2036	250,000	253,500
FRB Ser. 12-RR10, Class 9A2, 2.664s, 2035	980,000	916,398
Ser. 13-RR1, Class 1A2, 2.453s, 2035	660,000	555,060
Barclays Capital, LLC Trust 144A
FRB Ser. 12-RR2, Class 5A12, 6.377s, 2036	575,000	549,988
FRB Ser. 12-RR12, Class 4A7, 2.768s, 2036	540,000	502,200
FRB Ser. 09-RR11, Class 2A2, 2.41s, 2035	850,000	773,500
FRB Ser. 14-RR2, Class 3A2, 1.078s, 2046	520,000	351,650
Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 05-12, Class 12A1, 2.582s, 2036	674,287	597,507
Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3, Class M6, 5.03s, 2034	44,609	7,053
Citigroup Mortgage Loan Trust, Inc. 144A
FRB Ser. 41891, Class 7A2, 2.582s, 2036	800,000	760,240
FRB Ser. 12-4, Class 3A2, 2.53s, 2036	630,143	548,224
FRB Ser. 11-12, Class 2A2, 0.525s, 2035	900,000	787,500

Master Intermediate Income Trust     31

MORTGAGE-BACKED SECURITIES (46.9%)* cont.		Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
Ser. 06-26CB, Class A8, 6 1/4s, 2036		$380,585	$327,303
FRB Ser. 05-38, Class A3, 0.505s, 2035		1,245,236	1,083,355
FRB Ser. 05-59, Class 1A1, 0.486s, 2035		581,761	474,135
FRB Ser. 05-51, Class 1A1, 0.474s, 2035		925,439	777,924
Countrywide Asset Backed Certificates FRB Ser. 05-AB1, Class M1, 0.785s, 2035		400,000	339,240
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-4R, Class 1A4, 0.554s, 2037		500,000	430,000
Credit Suisse First Boston Mortgage Securities Corp. FRB Ser. 03-AR30, Class CB1, 2.484s, 2034		411,427	373,175
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.07s, 2043 (United Kingdom)	GBP	384,009	643,080
FRB Ser. 03-2, Class 2C1, 2.852s, 2043 (United Kingdom)	EUR	1,028,000	1,330,876
GSC Capital Corp. Mortgage Trust Ser. 05-11, Class AF3, 4.778s, 2036		$289,319	295,974
MortgageIT Trust
FRB Ser. 05-3, Class M2, 0.685s, 2035		377,855	331,001
FRB Ser. 05-5, Class M1, 0.605s, 2035		370,290	319,897
FRB Ser. 05-3, Class A2, 0.505s, 2035		441,290	394,955
Opteum Mortgage Acceptance Corp. FRB Ser. 05-4, Class 1A2, 0.545s, 2035		365,251	335,118
Residential Accredit Loans, Inc.
FRB Ser. 06-QO7, Class 2A1, 0.967s, 2046 F		1,216,915	857,925
FRB Ser. 06-QO5, Class 2A1, 0.345s, 2046		990,923	765,488
FRB Ser. 07-QH1, Class A1, 0.315s, 2037		1,089,386	935,347
WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.187s, 2046		2,071,187	1,874,424
FRB Ser. 06-AR3, Class A1B, 1.117s, 2046		946,530	774,262
FRB Ser. 05-AR11, Class A1C3, 0.665s, 2045 F		1,605,391	1,412,744
FRB Ser. 05-AR19, Class A1C3, 0.655s, 2045		1,787,211	1,615,282
FRB Ser. 05-AR13, Class A1C3, 0.645s, 2045		3,740,251	3,310,122
FRB Ser. 05-AR8, Class 2AC2, 0.615s, 2045		1,061,450	956,367
FRB Ser. 05-AR11, Class A1C4, 0.595s, 2045 F		816,935	712,776
FRB Ser. 05-AR13, Class A1B2, 0.585s, 2045		770,719	696,345
FRB Ser. 05-AR17, Class A1B2, 0.565s, 2045		725,726	639,583
FRB Ser. 05-AR15, Class A1B2, 0.565s, 2045		1,197,016	1,058,162
FRB Ser. 05-AR19, Class A1C4, 0.555s, 2045		606,593	548,966
FRB Ser. 05-AR11, Class A1B3, 0.555s, 2045		1,228,473	1,096,413
FRB Ser. 05-AR8, Class 2AC3, 0.545s, 2045		374,030	335,692
FRB Ser. 05-AR6, Class 2A1C, 0.495s, 2045		341,521	306,515
Wells Fargo Mortgage Loan Trust FRB Ser. 12-RR2, Class 1A2, 0.315s, 2047		500,000	380,000
			32,335,266
Total mortgage-backed securities (cost $141,121,585)			$153,270,927

32     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.9%)*	Principal amount	Value
Basic materials (2.5%)
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	$35,000	$37,064
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	140,000	140,182
ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	421,000	513,620
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	212,000	222,600
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	150,000	146,063
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	185,000	197,025
Cemex Finance, LLC 144A company guaranty sr. notes 6s, 2024 (Mexico)	490,000	488,628
Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s, 2019 (Mexico)	200,000	206,500
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	173,000	165,215
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	241,000	244,615
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	80,000	79,400
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7 1/4s, 2022 (Canada)	238,000	243,355
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s, 2019 (Australia)	195,000	201,581
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	258,000	267,675
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	153,000	176,333
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	137,000	137,685
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	326,000	332,113
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	145,000	154,425
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	170,000	181,050
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021	287,000	309,960
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	310,000	305,350
Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s, 2020 (United Kingdom)	70,000	74,725
INEOS Group Holdings SA 144A company guaranty sr. unsec. notes 6 1/8s, 2018 (Luxembourg)	400,000	400,000
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	265,000	296,138
JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	50,000	50,500
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	229,000	243,885
Momentive Performance Materials, Inc. company guaranty sr. notes 8 7/8s, 2020	80,000	71,800
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	119,000	120,190
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	155,000	165,656

Master Intermediate Income Trust     33

CORPORATE BONDS AND NOTES (31.9%)* cont.	Principal amount	Value
Basic materials cont.
Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s, 2017 (Sweden)	$200,000	$208,500
PQ Corp. 144A sr. notes 8 3/4s, 2018	135,000	143,269
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	98,000	102,900
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	197,000	207,835
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	155,000	165,269
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	110,000	107,525
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	49,000	55,860
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	30,000	31,688
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2019	40,000	42,250
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	20,000	20,150
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	50,000	50,250
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021	30,000	30,450
Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020 (Belgium)	136,000	149,770
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	52,000	54,860
TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	204,000	216,750
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	125,000	127,813
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	55,000	53,213
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	168,000	172,200
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021	125,000	127,031
		8,240,916
Capital goods (1.7%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	455,000	474,338
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019	419,000	471,375
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	120,000	116,400
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2022	180,000	174,825
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024	228,000	218,310
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	105,000	101,063
Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021	24,000	26,580
Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	106,000	106,133
Bombardier, Inc. 144A sr. notes 4 1/4s, 2016 (Canada)	119,000	120,934

34     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.9%)* cont.		Principal amount	Value
Capital goods cont.
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020		$235,000	$259,969
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023		184,000	173,880
Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		6,000	1,500
Gates Global LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022		299,000	284,050
KION Finance SA 144A sr. notes 6 3/4s, 2020 (Luxembourg)	EUR	100,000	134,991
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022		$198,000	203,939
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023		131,000	122,485
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022		342,000	343,710
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018		207,000	219,420
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 7 7/8s, 2019		200,000	212,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020		270,000	274,725
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9 7/8s, 2019		100,000	107,624
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9s, 2019		100,000	104,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 8 1/4s, 2021 (New Zealand)		295,000	311,963
Schaeffler Holding Finance BV 144A notes 6 7/8s, 2018 (Netherlands) ‡‡	EUR	100,000	132,177
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		$140,000	147,700
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020		45,000	47,138
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021		282,000	293,280
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021		45,000	48,038
TransDigm, Inc. 144A sr. unsec. sub. notes 6 1/2s, 2024		295,000	293,894
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022		85,000	85,000
			5,611,566
Communication services (4.2%)
Altice SA 144A company guaranty sr. notes 7 3/4s, 2022 (Luxembourg)		480,000	488,400
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		265,000	294,481
Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		150,000	165,000
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021		131,000	136,568
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022		573,000	560,108

Master Intermediate Income Trust     35

CORPORATE BONDS AND NOTES (31.9%)* cont.		Principal amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023		$354,000	$339,840
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019		53,000	55,054
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023		170,000	182,325
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		40,000	41,260
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R		306,000	303,323
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R		85,000	82,450
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		165,000	175,725
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024		130,000	124,800
Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		346,000	352,505
DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		109,000	117,175
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 4 1/4s, 2018		238,000	238,595
Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		156,000	173,940
Frontier Communications Corp. sr. unsec. notes 6 7/8s, 2025		20,000	19,750
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021		80,000	79,200
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024		50,000	51,875
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019		214,000	227,375
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021		231,000	251,790
Inmarsat Finance PLC 144A company guaranty sr. unsec. notes 4 7/8s, 2022 (United Kingdom)		100,000	97,750
Intelsat Jackson Holdings SA company guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)		80,000	80,800
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)		140,000	149,450
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)		277,000	288,773
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)		418,000	425,838
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 6 3/4s, 2018 (Luxembourg)		260,000	267,150
Level 3 Escrow II, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2022		205,000	201,925
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020		143,000	154,798
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019		40,000	42,600
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020		17,000	17,914
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 6 1/8s, 2021		65,000	66,950
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †		62,000	41,385
Numericable Group SA 144A sr. bonds 5 5/8s, 2024 (France)	EUR	100,000	130,252
Numericable Group SA 144A sr. notes 6s, 2022 (France)		$600,000	604,500

36     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.9%)* cont.		Principal amount	Value
Communication services cont.
PAETEC Holding Corp. company guaranty sr. unsec. notes 9 7/8s, 2018		$156,000	$164,970
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)		180,000	178,650
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022		141,000	135,360
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020		55,000	55,963
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		105,000	109,725
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018		418,000	482,790
Sprint Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2023		225,000	238,500
Sprint Corp. 144A company guaranty sr. unsec. notes 7 1/4s, 2021		290,000	301,963
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023		369,000	376,380
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464s, 2019		75,000	77,906
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025		90,000	89,775
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021		206,000	208,060
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022		190,000	190,475
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023		96,000	95,880
Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s, 2024 (Luxembourg)	EUR	295,000	418,094
Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s, 2022 (Luxembourg)	EUR	100,000	136,367
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH sr. notes 7 1/2s, 2019 (Germany)	EUR	130,000	173,419
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A company guaranty sr. notes 5 1/8s, 2023 (Germany)	EUR	235,000	313,148
Unitymedia KabelBW GmbH company guaranty sr. notes Ser. REGS, 9 5/8s, 2019 (Germany)	EUR	293,000	391,323
UPC Holdings BV bonds 8 3/8s, 2020 (Netherlands)	EUR	361,000	492,680
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)		$349,000	345,510
Virgin Media Finance PLC company guaranty sr. unsec. bonds 8 7/8s, 2019 (United Kingdom)	GBP	50,000	84,772
Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021 (United Kingdom)	GBP	235,000	391,447
West Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022		$139,000	127,880
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019		360,000	388,800
Wind Acquisition Finance SA 144A company guaranty sr. unsec. bonds 7 3/8s, 2021 (Luxembourg)		200,000	201,000
Wind Acquisition Finance SA 144A sr. bonds 4s, 2020 (Luxembourg)	EUR	125,000	155,489

Master Intermediate Income Trust     37

CORPORATE BONDS AND NOTES (31.9%)* cont.	Principal amount	Value
Communication services cont.
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017	$247,000	$274,170
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021	109,000	116,085
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023	90,000	86,850
		13,835,055
Consumer cyclicals (5.0%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	336,000	325,920
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020	82,000	90,303
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022	110,000	110,825
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	200,000	228,224
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	219,000	239,805
Beazer Homes USA, Inc. company guaranty sr. unsec. notes 8 1/8s, 2016	17,000	18,105
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017	185,000	185,231
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	58,000	51,910
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	235,000	243,813
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	95,000	97,195
Building Materials Corp. of America 144A company guaranty sr. notes 7 1/2s, 2020	100,000	104,250
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021	180,000	188,550
Caesars Entertainment Operating Co., Inc. company guaranty sr. notes 9s, 2020	118,000	90,270
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2025 ##	100,000	100,500
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	199,000	199,498
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	100,000	98,500
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	45,000	43,650
Ceridian, LLC 144A sr. notes 8 7/8s, 2019	39,000	43,046
Ceridian, LLC/Comdata, Inc. 144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2017	113,000	113,141
Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes 8 1/4s, 2021	105,000	114,450
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	72,000	70,740

38     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.9%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023		$25,000	$23,813
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021		33,000	35,310
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020		136,000	141,440
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022		362,000	370,145
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		176,000	180,400
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023		399,000	411,968
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)		200,000	210,000
FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		179,000	186,384
FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R		50,000	48,875
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020		156,000	157,560
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 5 1/8s, 2019		4,000	4,040
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021		130,000	125,775
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		145,000	141,738
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020		175,000	178,446
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018		65,000	65,975
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		266,000	271,985
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	260,000	243,991
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020		$88,000	64,900
Grupo Televisa SAB sr. unsec. notes 6s, 2018 (Mexico)		122,000	137,708
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		282,000	291,165
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡		75,000	76,125
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021		265,000	263,675
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019		316,000	318,370
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021		105,000	106,313
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020		130,000	138,125
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		356,000	371,130
Jo-Ann Stores, LLC 144A sr. unsec. notes 9 3/4s, 2019 ‡‡		75,000	69,750
Jo-Ann Stores, LLC 144A sr. unsec. notes 8 1/8s, 2019		232,000	220,400
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		300,000	329,250
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022		85,000	88,613

Master Intermediate Income Trust     39

CORPORATE BONDS AND NOTES (31.9%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022	$55,000	$56,650
Lamar Media Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	80,000	80,200
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	249,000	240,908
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	85,000	84,256
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	110,000	115,087
Masonite International Corp. 144A company guaranty sr. notes 8 1/4s, 2021	248,000	265,360
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	275,000	274,313
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	175,000	186,374
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	162,000	162,000
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	210,000	221,025
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	525,213	573,139
Navistar International Corp. sr. notes 8 1/4s, 2021	214,000	217,209
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	280,000	294,699
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8s, 2021	95,000	98,800
Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2020	85,000	87,125
Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	258,000	258,644
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	290,000	305,224
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	178,000	191,350
Owens Corning company guaranty sr. unsec. notes 9s, 2019	92,000	112,364
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	222,000	204,794
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	192,000	194,880
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	100,000	104,500
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	168,000	165,479
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	35,000	35,088
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019	40,000	42,600
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	240,000	259,200
Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	92,000	99,130
Sabre, Inc. 144A sr. notes 8 1/2s, 2019	286,000	308,165
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	54,000	51,975
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020	50,000	41,750
40     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.9%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021		$98,000	$100,205
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021		24,000	23,640
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022		27,000	27,472
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024		45,000	43,313
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024		142,000	143,774
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020		227,000	229,270
Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022		20,000	20,850
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021		330,000	320,100
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022		10,000	10,475
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020		10,000	10,425
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020		65,000	67,763
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021		243,000	247,556
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		35,000	33,425
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024		70,000	67,374
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021		326,000	317,850
Thomas Cook Group PLC sr. unsec. notes Ser. EMTN, 7 3/4s, 2017 (United Kingdom)	GBP	217,000	372,897
Travelport, LLC/Travelport Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡		$156,109	156,109
TRW Automotive, Inc. 144A company guaranty sr. notes 7 1/4s, 2017		350,000	385,000
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021		50,000	50,875
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021		89,000	94,118
Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		200,000	208,500
			16,294,574
Consumer staples (1.9%)
Ashtead Capital, Inc. 144A company guaranty notes 5 5/8s, 2024		200,000	201,500
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022		455,000	482,300
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		170,000	168,724
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022		70,000	68,775
BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)		340,000	338,300
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019		220,000	226,050
CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022		85,000	79,475

Master Intermediate Income Trust     41

CORPORATE BONDS AND NOTES (31.9%)* cont.		Principal amount	Value
Consumer staples cont.
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021		$382,000	$433,570
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023		50,000	49,000
Constellation Brands, Inc. company guaranty sr. unsec. notes 3 3/4s, 2021		255,000	250,219
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022		90,000	98,100
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R		135,000	130,613
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R		123,000	120,540
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		395,000	350,563
Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018 (United Kingdom)	GBP	152,000	264,608
ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s, 2023 (Brazil)		$200,000	194,500
Hertz Corp. (The) company guaranty sr. unsec. notes 6 1/4s, 2022		78,000	78,975
Hertz Corp. (The) company guaranty sr. unsec. notes 5 7/8s, 2020		36,000	36,540
HJ Heinz Co. company guaranty notes 4 1/4s, 2020		345,000	342,844
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)		67,000	71,355
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)		350,000	367,500
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		55,000	56,650
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		95,000	100,463
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021		140,000	132,650
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021		240,000	235,200
Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2020		235,000	256,150
Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		55,000	58,850
Smithfield Foods, Inc. 144A sr. unsec. notes 5 7/8s, 2021		29,000	29,363
Smithfield Foods, Inc. 144A sr. unsec. notes 5 1/4s, 2018		137,000	137,000
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022		334,000	361,555
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024		137,000	138,712
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023		120,000	123,300
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡		85,000	88,825
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022		195,000	196,950
			6,269,719
Energy (7.2%)
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021		135,000	142,425
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022		145,000	154,425

42     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.9%)* cont.		Principal amount	Value
Energy cont.
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023		$249,000	$255,225
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021		155,000	91,063
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022		130,000	126,425
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021		192,000	191,040
Athlon Holdings LP/Athlon Finance Corp. company guaranty sr. unsec. notes 7 3/8s, 2021		207,000	225,113
Athlon Holdings LP/Athlon Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022		101,000	108,323
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)		205,000	196,800
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)		111,000	108,225
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024 ##		130,000	133,575
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020 ##		105,000	106,575
Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018		123,000	127,920
Chaparral Energy, Inc. company guaranty sr. unsec. notes 9 7/8s, 2020		140,000	149,800
Chesapeake Energy Corp. company guaranty sr. unsec. bonds 6 1/4s, 2017	EUR	50,000	68,594
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023		$50,000	53,250
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022		91,000	91,455
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022		225,000	239,063
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		193,000	199,755
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022		88,000	90,640
Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	225,000	154,895
Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		$46,000	35,075
CONSOL Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020		118,000	123,310
CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022		135,000	132,975
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021		31,000	32,628
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022		227,000	224,730
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018		130,000	124,150
Exterran Partners LP/EXLP Finance Corp. company guaranty sr. unsec. notes 6s, 2021		65,000	63,213

Master Intermediate Income Trust     43

CORPORATE BONDS AND NOTES (31.9%)* cont.	Principal amount	Value
Energy cont.
Exterran Partners LP/EXLP Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	$150,000	$145,875
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022	105,000	103,163
Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes 9 1/4s, 2019 (Russia)	2,055,000	2,364,976
Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019	102,000	104,805
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	310,000	323,175
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	85,000	88,613
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	170,000	172,975
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	483,000	475,754
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	150,000	159,000
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	45,000	43,763
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	70,000	67,375
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021	121,000	116,463
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	55,000	58,988
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	212,000	213,060
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	317,000	313,830
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	157,000	153,075
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2019	169,000	165,620
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	265,000	258,706
Lone Pine Resources Canada, Ltd. escrow company guaranty sr. unsec. unsub. notes 10 3/8s, 2017 (Canada) † F	80,000	4
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s, 2021 (Canada)	242,000	248,050
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023 (Canada)	108,000	108,945
Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016 (In default) †	225,000	177,750
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023	86,000	90,945
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	229,000	241,595
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	200,000	186,000

44     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.9%)* cont.	Principal amount	Value
Energy cont.
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	$92,000	$81,075
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	85,000	71,825
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	292,000	246,740
Peabody Energy Corp. company guaranty sr. unsec. notes 7 3/8s, 2016	144,000	152,640
Pertamina Persero PT 144A sr. unsec. notes 4 7/8s, 2022 (Indonesia)	925,000	925,925
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	200,000	189,500
Petrobras International Finance Co. SA (PIFCO) company guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)	390,000	446,016
Petrobras International Finance Co. SA (PIFCO) company guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	625,000	631,763
Petroleos de Venezuela SA company guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)	1,475,000	1,019,594
Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)	134,000	101,003
Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	1,236,000	1,213,134
Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015 (Venezuela)	1,120,000	963,200
Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)	2,445,000	1,925,437
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 12 3/4s, 2022 (Venezuela)	80,000	66,700
Petroleos Mexicanos company guaranty unsec. unsub. notes 8s, 2019 (Mexico)	1,535,000	1,864,258
Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 5/8s, 2021	91,000	99,645
Plains Exploration & Production Co. company guaranty sr. unsec. unsub. notes 6 7/8s, 2023	76,000	86,260
Range Resources Corp. company guaranty sr. sub. notes 6 3/4s, 2020	150,000	157,875
Range Resources Corp. company guaranty sr. unsec. sub. notes 5s, 2022	40,000	40,900
Rose Rock Midstream LP/Rose Rock Finance Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2022	60,000	59,400
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	190,000	186,674
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	110,000	107,250
Sabine Pass Liquefaction, LLC 144A sr. notes 6 1/4s, 2022	100,000	105,250
Sabine Pass Liquefaction, LLC 144A sr. notes 5 3/4s, 2024	100,000	101,750
Sabine Pass Liquefaction, LLC 144A sr. notes 5 5/8s, 2023	100,000	101,000
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	75,000	77,250
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	415,000	376,613

Master Intermediate Income Trust     45

CORPORATE BONDS AND NOTES (31.9%)* cont.		Principal amount	Value
Energy cont.
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)		$155,000	$167,447
Seventy Seven Energy, Inc. 144A sr. unsec. notes 6 1/2s, 2022		20,000	19,650
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018		165,000	173,250
SM Energy Co. sr. unsec. notes 6 5/8s, 2019		85,000	88,188
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		105,000	110,250
Tervita Corp. 144A company guaranty sr. notes 9s, 2018 (Canada)	CAD	55,000	48,988
Tervita Corp. 144A sr. notes 8s, 2018 (Canada)		$55,000	55,413
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)		45,000	45,000
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022		30,000	29,288
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		253,000	254,898
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021		315,000	333,113
WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017		480,000	499,200
			23,356,534
Financials (3.9%)
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020		565,000	651,163
Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2023 (Brazil)		150,000	152,250
Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		790,000	802,449
CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		171,000	179,789
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025		75,000	74,531
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023		137,000	135,616
CIT Group, Inc. sr. unsec. notes 5s, 2023		110,000	108,900
CIT Group, Inc. sr. unsec. notes 5s, 2022		130,000	130,325
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		135,000	139,388
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019		65,000	63,863
CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		205,000	219,863
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		165,000	172,631
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019		111,000	83,805
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2021		131,000	133,293
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020		160,000	155,200
E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		304,000	319,200
Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021		205,000	209,869
Hub Holdings LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡		30,000	29,325
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020		348,000	357,570
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022		215,000	215,000
International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022		15,000	15,525

46     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.9%)* cont.	Principal amount	Value
Financials cont.
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	$115,000	$121,613
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R	55,000	52,938
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R	75,000	80,250
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	215,000	228,975
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020	80,000	80,800
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	213,000	202,883
Navient, LLC sr. unsec. unsub. notes Ser. A, MTN, 8.45s, 2018	229,000	257,625
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	15,000	15,938
NRG Yield Operating LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	85,000	85,425
Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	190,000	203,300
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019	128,000	123,520
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	230,000	243,800
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	50,000	48,750
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021	225,000	222,188
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)	100,000	98,256
Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr. unsec. notes 7 3/4s, 2018 (Russia)	2,750,000	2,874,025
Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022 (Russia)	325,000	324,698
Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017 (Russia)	500,000	501,825
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	590,000	598,850
State Bank of India/London 144A sr. unsec. notes 4 1/2s, 2015 (India)	155,000	158,925
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018	25,000	24,875
Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds 8 3/8s, 2015 (United Kingdom)	200,000	166,500
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	264,000	262,680
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)	979,000	992,823
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)	113,000	114,669
Walter Investment Management Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2021	135,000	132,975
Tri Pointe Holdings, Inc. 144A sr. unsec. unsub. notes 5 7/8s, 2024	273,000	271,635
		12,840,296

Master Intermediate Income Trust     47

CORPORATE BONDS AND NOTES (31.9%)* cont.		Principal amount	Value
Health care (2.4%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021		$195,000	$200,850
Acadia Healthcare Co., Inc. company guaranty sr. unsec. unsub. notes 5 1/8s, 2022		85,000	82,875
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 7 3/4s, 2019		139,000	145,603
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		50,000	49,875
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021		173,000	166,404
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		85,000	85,213
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		62,000	63,705
CHS/Community Health Systems, Inc. company guaranty sr. unsec. unsub. notes 8s, 2019		80,000	85,416
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5 1/8s, 2021		30,000	29,925
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. notes 6 7/8s, 2022		35,000	36,400
ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s, 2019 (Luxembourg) ‡‡		200,000	203,500
ConvaTec Healthcare E SA144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	100,000	131,994
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		$240,000	218,700
Crown Newco 3 PLC 144A company guaranty sr. notes 7s, 2018 (United Kingdom)	GBP	341,000	569,690
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024		$175,000	171,938
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022		75,000	74,063
Endo Finance, LLC & Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023		130,000	124,150
Envision Healthcare Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022		70,000	68,950
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019		165,000	173,696
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019		93,000	91,373
HCA, Inc. sr. notes 6 1/2s, 2020		825,000	901,313
HCA, Inc. sr. unsec. notes 7 1/2s, 2022		55,000	62,013
Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		325,000	350,188
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019		166,000	173,885
IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		88,000	90,200
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		220,000	222,200
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019		145,000	155,513
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)		239,000	241,360
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018		393,000	426,405
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R		85,000	90,313

48     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.9%)* cont.	Principal amount	Value
Health care cont.
Omega Healthcare Investors, Inc. 144A sr. unsec. notes 4.95s, 2024 R	$130,000	$132,275
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	235,000	244,988
Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec. notes 6s, 2021	60,000	64,950
Service Corp. International sr. unsec. unsub. notes 5 3/8s, 2022	130,000	131,300
Service Corp. International 144A sr. unsec. unsub. notes 5 3/8s, 2024	230,000	230,575
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	160,000	167,600
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	50,000	49,000
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	50,000	48,750
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	132,000	126,390
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	355,000	375,413
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	231,000	244,283
Valeant Pharmaceuticals International Inc., 144A company guaranty sr. notes 7s, 2020	30,000	31,350
Valeant Pharmaceuticals International Inc., 144A company guaranty sr. unsec. notes 6 7/8s, 2018	75,000	77,438
Valeant Pharmaceuticals International Inc., 144A company guaranty sr. unsec. notes 6 3/8s, 2020	30,000	30,825
Valeant Pharmaceuticals International Inc., 144A sr. unsec. notes 6 3/4s, 2018	139,000	146,645
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	35,000	34,869
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	188,000	191,290
		7,815,651
Technology (1.1%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	80,000	83,000
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	107,000	93,625
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	466,000	452,020
Epicor Software Corp. company guaranty sr. unsec. notes 8 5/8s, 2019	27,000	28,553
First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	74,000	88,615
First Data Corp. company guaranty sr. unsec. notes 11 1/4s, 2021	63,000	71,741
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	164,000	189,830
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	700,000	742,000
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020	151,000	167,610
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	110,000	111,650
Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	55,000	59,400
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R	185,000	189,625

Master Intermediate Income Trust     49

CORPORATE BONDS AND NOTES (31.9%)* cont.		Principal amount	Value
Technology cont.
Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022		$170,000	$175,950
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)		200,000	199,500
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019		115,000	115,000
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019		125,000	131,250
Techem Energy Metering Service GmbH 144A sr. sub. bonds 7 7/8s, 2020 (Germany)	EUR	200,000	277,192
Trionista TopCo. GmbH 144A sr. unsec. sub. notes 6 7/8s, 2021 (Germany)	EUR	265,000	350,858
			3,527,419
Transportation (0.3%)
Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s, 2018 (Luxembourg)	CHF	228,000	242,608
Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018		$158,000	165,110
CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020 (Canada)		270,000	287,550
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023		210,000	211,050
			906,318
Utilities and power (1.7%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017		475,000	533,188
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021		135,000	151,200
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023		70,000	66,588
Calpine Corp. sr. unsec. notes 5 3/4s, 2025		340,000	330,225
Calpine Corp. 144A company guaranty sr. notes 6s, 2022		45,000	47,475
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024		35,000	36,400
Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec. unsub. notes 6 7/8s, 2019 (Brazil)		350,000	379,750
Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019		401,000	501
El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022		247,000	318,037
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †		175,000	206,719
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020		150,000	166,875
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019		92,000	95,220
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022		50,000	52,875
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020		279,000	304,110
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023		65,000	64,621
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		190,000	197,600
GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		45,000	46,800
Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021		186,000	193,905
Majapahit Holding BV 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Indonesia)		785,000	913,010
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021		595,000	639,625

50     Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.9%)* cont.	Principal amount	Value
Utilities and power cont.
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	$170,000	$176,800
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	120,000	121,500
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	85,000	83,725
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	100,000	96,750
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	199,000	198,005
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	90,000	75,375
		5,496,879
Total corporate bonds and notes (cost $103,965,878)		$104,194,927

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (16.2%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association Pass-Through Certificates 6 1/2s, November 20, 2038	$358,308	$404,392
		404,392
U.S. Government Agency Mortgage Obligations (16.1%)
Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, October 1, 2044	3,000,000	3,341,719
4 1/2s, with due dates from January 1, 2044 to February 1, 2044	489,458	535,172
4 1/2s, TBA, October 1, 2044	16,000,000	17,263,750
4s, TBA, October 1, 2044	24,000,000	25,291,874
3 1/2s, TBA, October 1, 2044	1,000,000	1,021,953
3s, TBA, October 1, 2044	5,000,000	4,927,735
		52,382,203
Total U.S. government and agency mortgage obligations (cost $52,783,723)		$52,786,595

U.S. TREASURY OBLIGATIONS (0.0%)*	Principal amount	Value
U.S. Treasury Notes 1.000%, May 31, 2018 [i]	$74,000	$73,150
Total U.S. treasury obligations (cost $73,150)		$73,150

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (11.5%)*		Principal amount	Value
Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		$2,020,000	$1,797,800
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)		5,276,000	4,906,680
Argentina (Republic of) sr. unsec. unsub. notes Ser. 1, 8 3/4s, 2017 (Argentina) (In default) †		1,750,000	1,531,250
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s, 2021 (Brazil)		420,000	446,796
Brazil (Federal Republic of) unsec. notes 10s, 2017 (units) (Brazil)	BRL	1,500	600,688
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 11 3/4s, 2015 (Argentina)		$797,000	757,150
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10 7/8s, 2021 (Argentina)		125,000	113,750

Master Intermediate Income Trust     51

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (11.5%)* cont.		Principal amount	Value
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9 3/8s, 2018 (Argentina)		$600,000	$528,000
Chile (Republic of) notes 5 1/2s, 2020 (Chile)	CLP	170,000,000	299,806
Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		$200,000	213,000
Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)		225,000	238,500
Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021 (Croatia)		265,000	287,525
Financing of Infrastructural Projects State Enterprise 144A govt. guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		175,000	140,910
Gabon (Republic of) 144A unsec. bonds 6 3/8s, 2024 (Gabon)		400,000	425,500
Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		203,000	218,747
Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		691,585	693,314
Hellenic (Republic of) sr. unsec. bonds 4 3/4s, 2019 (Greece)	EUR	1,215,000	1,520,619
Hellenic (Republic of) sr. unsec. notes 3 3/8s, 2017 (Greece)	EUR	1,092,000	1,352,835
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2024 (Greece) ††	EUR	7,151,492	7,034,121
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2023 (Greece) ††	EUR	3,725,000	3,754,998
Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s, 2023 (Indonesia)		$560,000	517,658
International Bank for Reconstruction & Development sr. disc. unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014 (Supra-Nation)	RUB	9,750,000	244,994
Kenya (Republic of) 144A sr. unsec. notes 6 7/8s, 2024 (Kenya)		$200,000	212,750
Russia (Federation of) 144A sr. unsec. notes 4 1/2s, 2022 (Russia)		200,000	194,650
Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)		1,598,200	1,791,982
Russia (Federation of) 144A unsec. notes 3 1/4s, 2017 (Russia)		2,600,000	2,615,262
Serbia (Republic of) 144A sr. unsec. bonds 4 7/8s, 2020 (Serbia)		100,000	99,250
Serbia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s, 2024 (Serbia)		68,487	69,073
Sri Lanka (Republic of) 144A notes 7.4s, 2015 (Sri Lanka)		200,000	202,864
Turkey (Republic of) sr. unsec. bonds 5 3/4s, 2024 (Turkey)		500,000	531,250
Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017 (Turkey)		1,205,000	1,349,865
Ukraine (Government of) 144A sr. unsec. notes 9 1/4s, 2017 (Ukraine)		1,725,000	1,515,844
Venezuela (Bolivarian Republic of) 144A sr. unsec. unsub. bonds 13 5/8s, 2018 (Venezuela)		1,285,000	1,224,785
Total foreign government and agency bonds and notes (cost $37,163,951)			$37,432,216

SENIOR LOANS (2.1%)*[c]	Principal amount	Value
Basic materials (0.2%)
Atkore International, Inc. bank term loan FRN 4 1/2s, 2021	$104,738	$103,865
Ineos US Finance, LLC bank term loan FRN 3 3/4s, 2018	139,297	136,359
Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	86,850	86,253
WR Grace & Co. bank term loan FRN 3s, 2021	106,308	105,298
WR Grace & Co. bank term loan FRN Ser. DD, 1s, 2021 U	38,158	37,795
		469,570

52     Master Intermediate Income Trust

SENIOR LOANS (2.1%)*[c] cont.	Principal amount	Value
Capital goods (—%)
Gates Global, LLC/Gates Global Co. bank term loan FRN 4 1/4s, 2021	$70,000	$68,700
		68,700
Communication services (0.1%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	139,000	140,448
Asurion, LLC bank term loan FRN Ser. B1, 5s, 2019	145,619	144,770
Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020	75,000	73,594
		358,812
Consumer cyclicals (0.9%)
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 6.948s, 2017	851,175	773,961
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 9 3/4s, 2017	69,825	66,050
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	259,350	245,345
CCM Merger, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	142,041	140,443
Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	207,910	189,718
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B, 3 1/2s, 2020	209,211	205,773
iHeartCommunications, Inc. bank term loan FRN Ser. D, 6.907s, 2019	323,000	307,506
JC Penney Corp., Inc. bank term loan FRN 5s, 2019	100,000	99,083
Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	111,606	112,117
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	257,626	252,867
ROC Finance, LLC bank term loan FRN 5s, 2019	129,023	123,700
Travelport Finance Sarl bank term loan FRN Ser. B, 6s, 2021 (Luxembourg)	218,000	217,251
Univision Communications, Inc. bank term loan FRN 4s, 2020	215,912	211,549
Visteon Corp. bank term loan FRN Ser. DD, 3 1/2s, 2021	94,763	93,134
		3,038,497
Consumer staples (0.2%)
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021	148,255	143,499
H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	148,125	146,162
Libbey Glass, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	84,788	84,046
Revlon Consumer Products Corp. bank term loan FRN Ser. B, 4s, 2019	168,825	166,450
		540,157
Health care (0.3%)
Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	127,895	127,975
CHS/Community Health Systems, Inc. bank term loan FRN Ser. D, 4 1/4s, 2021	138,950	138,446
Emergency Medical Services Corp. bank term loan FRN Ser. B, 4s, 2018	97,176	96,131
Grifols Worldwide Operations USA, Inc. bank term loan FRN 3.157s, 2021	223,875	219,615
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, 4 3/4s, 2021	79,800	78,803
Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B, 4s, 2019	84,869	83,199

Master Intermediate Income Trust     53

SENIOR LOANS (2.1%)*[c] cont.	Principal amount	Value
Health care cont.
Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021 (Canada)	$120,000	$117,321
Valeant Pharmaceuticals International, Inc. bank term loan FRN Ser. E, 3 3/4s, 2020	104,487	103,143
		964,633
Technology (0.2%)
Avaya, Inc. bank term loan FRN Ser. B3, 4.654s, 2017	104,385	99,275
Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	208,162	205,982
Dell, Inc. bank term loan FRN Ser. B, 4 1/2s, 2020	64,674	64,133
Freescale Semiconductor, Inc. bank term loan FRN Ser. B5, 5s, 2021	292,050	290,833
		660,223
Transportation (0.1%)
Air Medical Group Holdings, Inc. bank term loan FRN 7 5/8s, 2018 ‡‡	205,000	203,975
		203,975
Utilities and power (0.1%)
Energy Future Intermediate Holding Co., LLC bank term loan FRN 4 1/4s, 2016	75,000	74,500
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	496,516	367,422
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	5,096	3,771
		445,693
Total senior loans (cost $6,992,853)		$6,750,260

PURCHASED SWAP OPTIONS OUTSTANDING (0.3%)* Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
2.7175/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.7175	$21,894,000	$203,176
2.7395/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.7395	21,894,000	227,698
2.54/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.54	31,447,000	60,693
2.54/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.54	31,447,000	56,290
(2.78)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.78	31,447,000	96,228
(2.78)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.78	31,447,000	91,511
Credit Suisse International
2.51/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.51	22,076,000	32,893
2.51/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.51	22,076,000	32,893
(2.74)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.74	22,076,000	97,134
(2.74)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.74	22,076,000	97,134
Total purchased swap options outstanding (cost $1,513,024)			$995,650

54     Master Intermediate Income Trust

PURCHASED OPTIONS OUTSTANDING (0.2%)*	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/$101.69	$9,000,000	$70,317
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Nov-14/103.09	32,000,000	428,800
Federal National Mortgage Association 30 yr 4.0s TBA commitments (Call)	Oct-14/106.50	5,000,000	100
Total purchased options outstanding (cost $667,657)			$499,217

PREFERRED STOCKS (0.1%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	353	$353,331
M/I Homes, Inc. Ser. A, $2.438 pfd.	4,100	105,165
Total preferred stocks (cost $302,913)		$458,496

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$100,000	$126,125
Sirius XM Radio, Inc. 144A cv. company guaranty sr. unsec. sub. notes 7s, 2014	85,000	161,606
Total convertible bonds and notes (cost $267,805)		$287,731

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
United Technologies Corp. $3.75 cv. pfd.	3,070	$180,792
Total convertible preferred stocks (cost $164,885)		$180,792

COMMON STOCKS (0.0%)*	Shares	Value
Lone Pine Resources Canada, Ltd. (Canada) F†	9,978	$399
Lone Pine Resources, Inc. Class A (Canada) F†	9,978	399
Tribune Co. Class 1C F	40,066	10,017
Total common stocks (cost $65,186)		$10,815

SHORT-TERM INVESTMENTS (6.5%)*	Principal amount/shares	Value
Putnam Short Term Investment Fund 0.06% L	Shares 11,528,830	$11,528,830
SSgA Prime Money Market Fund 0.01% P	Shares 170,000	170,000
U.S. Treasury Bills with an effective yield of zero% February 19, 2015 [i]	$111,000	110,989
U.S. Treasury Bills with an effective yield of 0.04%, December 11, 2014 Δ	150,000	149,996
U.S. Treasury Bills with effective yields ranging from 0.03% to 0.05%, December 18, 2014 Δ §	1,112,000	1,111,958
U.S. Treasury Bills with an effective yield of 0.03%, December 4, 2014 Δ	221,000	220,994
U.S. Treasury Bills with an effective yield of 0.10%, July 23, 2015 # §	3,253,000	3,251,533
U.S. Treasury Bills with an effective yield of 0.05%, November 13, 2014 # Δ	152,000	151,991
U.S. Treasury Bills with an effective yield of 0.05%, November 20, 2014 # Δ §	3,968,000	3,967,738

Master Intermediate Income Trust     55

SHORT-TERM INVESTMENTS (6.5%)* cont.	Principal amount/shares	Value
U.S. Treasury Bills with an effective yield of 0.03%, November 6, 2014 Δ	$130,000	$129,996
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.04%, October 23, 2014 §	560,000	559,990
Total short-term investments (cost $21,352,665)		$21,354,015

TOTAL INVESTMENTS
Total investments (cost $366,435,275)	$378,294,791

Key to holding’s currency abbreviations
AUD Australian Dollar
BR Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
CLP Chilean Peso
EUR Euro
GBP British Pound
JPY Japanese Yen
MYR Malaysian Ringgit
PLN Polish Zloty
RUB Russian Ruble

Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
REGS

Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through September 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $326,566,819.
†	Non-income-producing security.
††	The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.

56     Master Intermediate Income Trust

#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

##	Forward commitment, in part or in entirety (Note 1).
[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
U	This security, in part or in entirety, represents an unfunded loan commitment (Note 7).
At the close of the reporting period, the fund maintained liquid assets totaling $145,944,695 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	79.5%
Greece	3.6
Russia	3.1
Argentina	2.5
Venezuela	1.7
Canada	1.2
Luxembourg	1.1
United Kingdom	1.1
Brazil	1.1
Mexico	0.7
Indonesia	0.7
Turkey	0.5
Germany	0.5
Other	2.7
Total	100.0%

Master Intermediate Income Trust     57

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $197,591,915)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Buy	12/17/14	$824,455	$830,281	$(5,826)
	British Pound	Sell	12/17/14	824,455	830,347	5,892
	Canadian Dollar	Sell	10/15/14	2,499	2,621	122
	Chilean Peso	Sell	10/15/14	387,007	415,173	28,166
	Euro	Sell	12/17/14	5,751,008	5,976,361	225,353
	Singapore Dollar	Buy	11/19/14	128,319	131,192	(2,873)
	Singapore Dollar	Sell	11/19/14	128,319	131,170	2,851
	Swiss Franc	Sell	12/17/14	1,581,869	1,643,470	61,601
Barclays Bank PLC
	Australian Dollar	Buy	10/15/14	486,270	576,518	(90,248)
	British Pound	Buy	12/17/14	1,699,618	1,731,017	(31,399)
	British Pound	Sell	12/17/14	1,699,618	1,688,698	(10,920)
	Canadian Dollar	Sell	10/15/14	1,648,364	1,719,027	70,663
	Chinese Yuan (Offshore)	Buy	11/19/14	1,664,318	1,660,697	3,621
	Czech Koruna	Sell	12/17/14	794,332	821,141	26,809
	Euro	Sell	12/17/14	4,875,618	5,052,094	176,476
	Japanese Yen	Sell	11/19/14	18,818	15,704	(3,114)
	Mexican Peso	Sell	10/15/14	1,661,186	1,683,444	22,258
	New Zealand Dollar	Sell	10/15/14	767,400	847,591	80,191
	Norwegian Krone	Buy	12/17/14	1,308,744	1,371,940	(63,196)
	Polish Zloty	Sell	12/17/14	58,233	61,558	3,325
	Singapore Dollar	Buy	11/19/14	138,666	141,795	(3,129)
	Singapore Dollar	Sell	11/19/14	138,666	141,745	3,079
	South African Rand	Buy	10/15/14	1,444,750	1,516,628	(71,878)
	South African Rand	Sell	10/15/14	1,444,750	1,487,673	42,923
	Swedish Krona	Buy	12/17/14	485,659	439,820	45,839
	Swiss Franc	Sell	12/17/14	1,582,917	1,644,864	61,947
	Turkish Lira	Sell	12/17/14	1,593,420	1,627,743	34,323
Citibank, N.A.
	Australian Dollar	Buy	10/15/14	1,563,431	1,648,504	(85,073)
	Brazilian Real	Buy	10/2/14	8,293,730	8,572,577	(278,847)
	Brazilian Real	Sell	10/2/14	5,425,963	5,637,245	211,282
	Canadian Dollar	Sell	10/15/14	821,995	831,040	9,045
	Chilean Peso	Buy	10/15/14	476,995	500,897	(23,902)
	Chilean Peso	Sell	1/5/15	468,987	502,642	33,655
	Euro	Sell	12/17/14	5,052,162	5,330,174	278,012
	Japanese Yen	Sell	11/19/14	2,368,633	2,494,652	126,019
	Mexican Peso	Buy	10/15/14	342,000	352,716	(10,716)
	Mexican Peso	Sell	10/15/14	342,000	350,618	8,618
	New Zealand Dollar	Sell	10/15/14	670,803	734,793	63,990
	Norwegian Krone	Buy	12/17/14	577,835	619,778	(41,943)
	Swiss Franc	Sell	12/17/14	1,564,678	1,626,053	61,375
58     Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $197,591,915) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Credit Suisse International
	Australian Dollar	Buy	10/15/14	$726,913	$814,504	$(87,591)
	British Pound	Sell	12/17/14	1,142,799	1,168,511	25,712
	Canadian Dollar	Sell	10/15/14	1,691,566	1,740,915	49,349
	Euro	Sell	12/17/14	3,671,784	3,897,152	225,368
	Indian Rupee	Buy	11/19/14	17,963	18,060	(97)
	Japanese Yen	Sell	11/19/14	225,246	271,425	46,179
	Mexican Peso	Buy	10/15/14	483,951	498,660	(14,709)
	Mexican Peso	Sell	10/15/14	483,951	497,545	13,594
	New Zealand Dollar	Buy	10/15/14	2,299,861	2,499,263	(199,402)
	New Zealand Dollar	Sell	10/15/14	2,299,861	2,435,373	135,512
	Norwegian Krone	Buy	12/17/14	164,546	202,980	(38,434)
	Singapore Dollar	Buy	11/19/14	22,419	22,917	(498)
	Singapore Dollar	Sell	11/19/14	22,419	22,924	505
	Swedish Krona	Buy	12/17/14	2,465,206	2,504,279	(39,073)
	Swedish Krona	Sell	12/17/14	2,465,206	2,520,399	55,193
	Swiss Franc	Sell	12/17/14	1,581,764	1,643,487	61,723
	Turkish Lira	Sell	12/17/14	1,591,653	1,626,390	34,737
Deutsche Bank AG
	Australian Dollar	Buy	10/15/14	871,858	870,156	1,702
	Canadian Dollar	Sell	10/15/14	807,624	847,270	39,646
	Euro	Sell	12/17/14	1,305,439	1,332,160	26,721
	Japanese Yen	Sell	11/19/14	1,170,810	1,250,330	79,520
	New Zealand Dollar	Buy	10/15/14	1,532,773	1,709,889	(177,116)
	New Zealand Dollar	Sell	10/15/14	1,532,773	1,668,894	136,121
	Norwegian Krone	Buy	12/17/14	20,568	20,109	459
	Polish Zloty	Buy	12/17/14	462,158	478,396	(16,238)
	Swedish Krona	Sell	12/17/14	215,057	259,596	44,539
	Swiss Franc	Sell	12/17/14	1,979,459	2,057,092	77,633
Goldman Sachs International
	Australian Dollar	Buy	10/15/14	5,248	5,595	(347)
	Australian Dollar	Sell	10/15/14	5,248	5,650	402
	Canadian Dollar	Sell	10/15/14	2,428,228	2,485,086	56,858
	Euro	Sell	12/17/14	4,573,332	4,816,963	243,631
	Japanese Yen	Sell	11/19/14	230,455	293,372	62,917
	Norwegian Krone	Buy	12/17/14	1,631,161	1,687,441	(56,280)
	Norwegian Krone	Sell	12/17/14	1,631,161	1,648,482	17,321
	Swedish Krona	Sell	12/17/14	1,158,749	1,208,713	49,964
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/15/14	1,587,399	1,700,006	(112,607)
	Canadian Dollar	Sell	10/15/14	806,910	827,392	20,482
	Euro	Sell	12/17/14	5,669,497	5,875,352	205,855
	Japanese Yen	Buy	11/19/14	39,297	41,498	(2,201)

Master Intermediate Income Trust     59

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $197,591,915) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association cont.
	Japanese Yen	Sell	11/19/14	$39,297	$41,968	$2,671
	Swedish Krona	Buy	12/17/14	448,527	406,803	41,724
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/15/14	2,797,522	2,968,114	(170,592)
	Brazilian Real	Buy	10/2/14	3,974,017	4,145,866	(171,849)
	Brazilian Real	Sell	10/2/14	3,974,017	4,053,113	79,096
	Brazilian Real	Buy	1/5/15	3,123,792	3,140,300	(16,508)
	British Pound	Sell	12/17/14	528,468	528,170	(298)
	Canadian Dollar	Sell	10/15/14	850,111	862,718	12,607
	Czech Koruna	Sell	12/17/14	794,332	821,313	26,981
	Euro	Sell	12/17/14	4,017,163	4,170,701	153,538
	Hungarian Forint	Buy	12/17/14	1,054,533	1,061,534	(7,001)
	Hungarian Forint	Sell	12/17/14	1,054,533	1,085,366	30,833
	Indian Rupee	Buy	11/19/14	9,313	9,361	(48)
	Japanese Yen	Sell	11/19/14	1,562,320	1,749,373	187,053
	Mexican Peso	Sell	10/15/14	1,636,831	1,661,610	24,779
	New Taiwan Dollar	Sell	11/19/14	1,663,896	1,688,374	24,478
	New Zealand Dollar	Sell	10/15/14	1,485,995	1,631,857	145,862
	Norwegian Krone	Buy	12/17/14	948,064	983,379	(35,315)
	Russian Ruble	Sell	12/17/14	251,836	268,844	17,008
	Swedish Krona	Sell	12/17/14	332,561	336,216	3,655
	Swiss Franc	Sell	12/17/14	3,000,530	3,120,575	120,045
Royal Bank of Scotland PLC (The)
	British Pound	Buy	12/17/14	823,969	828,967	(4,998)
	British Pound	Sell	12/17/14	823,969	829,786	5,817
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/15/14	2,720,018	2,892,052	(172,034)
	Brazilian Real	Buy	10/2/14	5,764,069	6,077,647	(313,578)
	Brazilian Real	Sell	10/2/14	5,764,069	5,983,341	219,272
	Brazilian Real	Buy	1/5/15	3,183,576	3,205,149	(21,573)
	British Pound	Sell	12/17/14	267,798	272,755	4,957
	Canadian Dollar	Sell	10/15/14	1,237,946	1,287,574	49,628
	Chilean Peso	Sell	10/15/14	8,626	9,234	608
	Euro	Sell	12/17/14	3,677,850	3,844,194	166,344
	Japanese Yen	Sell	11/19/14	1,480,917	1,637,005	156,088
	New Taiwan Dollar	Sell	11/19/14	8,333	8,465	132
	New Zealand Dollar	Buy	10/15/14	83,811	7,756	76,055
	Norwegian Krone	Buy	12/17/14	168,659	184,814	(16,155)
	Singapore Dollar	Sell	11/19/14	99,472	101,744	2,272
	Swedish Krona	Sell	12/17/14	1,954,593	2,023,045	68,452
	Swiss Franc	Sell	12/17/14	3,210,907	3,308,558	97,651

60     Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $197,591,915) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
UBS AG
	Canadian Dollar	Sell	10/15/14	$532,436	$558,453	$26,017
	Euro	Sell	12/17/14	1,476,549	1,534,557	58,008
	Japanese Yen	Sell	11/19/14	520,931	559,232	38,301
	Singapore Dollar	Buy	11/19/14	128,632	131,496	(2,864)
	Singapore Dollar	Sell	11/19/14	128,632	131,531	2,899
WestPac Banking Corp.
	Australian Dollar	Buy	10/15/14	715,279	820,459	(105,180)
	Canadian Dollar	Sell	10/15/14	2,827,041	2,889,425	62,384
	Euro	Sell	12/17/14	4,335,624	4,532,216	196,592
	Japanese Yen	Sell	11/19/14	1,327,731	1,429,775	102,044
	New Zealand Dollar	Sell	10/15/14	860,100	900,903	40,803
Total						$3,138,082

FUTURES CONTRACTS OUTSTANDING at 9/30/14
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
Euro-Bobl 5 yr (Long)	42	$6,785,915	Dec-14	$22,678
Euro-Bund 10 yr (Short)	59	11,155,641	Dec-14	(60,547)
Euro-Buxl 30 yr (Short)	10	1,798,584	Dec-14	(7,736)
U.S. Treasury Bond 30 yr (Short)	173	23,857,781	Dec-14	206,913
U.S. Treasury Bond Ultra 30 yr (Short)	41	6,252,500	Dec-14	37,711
U.S. Treasury Note 5 yr (Long)	106	12,535,328	Dec-14	(33,326)
U.S. Treasury Note 10 yr (Short)	167	20,814,984	Dec-14	132,761
Total				$298,454

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/14 (premiums $3,020,385)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
(2.535)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.535	$21,894,000	$60,427
(2.557)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.557	21,894,000	72,688
(2.635)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.635	21,894,000	124,577
(2.657)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.657	21,894,000	143,625
(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60	25,732,400	199,683
(2.54)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.54	23,585,250	256,136
(2.54)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.54	23,585,250	256,136
Credit Suisse International
(2.51)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.51	16,557,000	167,226
(2.51)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.51	16,557,000	167,226

Master Intermediate Income Trust     61

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/14 (premiums $3,020,385) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
JPMorgan Chase Bank N.A.
(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	$12,866,200	$102,930
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	6,568,000	1,073,976
Total			$2,624,630

WRITTEN OPTIONS OUTSTANDING at 9/30/14 (premiums $652,656)
	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/$100.81	$9,000,000	$38,673
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/99.94	9,000,000	18,981
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Nov-14/102.22	32,000,000	241,920
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Nov-14/101.34	32,000,000	120,000
Total			$419,574

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/14
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Credit Suisse International
(2.78125/3 month USD-LIBOR-BBA/Nov-24 (Purchased)	Nov-14/2.78125	$42,240,400	$(160,514)	$7,696
2.54875/3 month USD-LIBOR-BBA/Nov-24 (Purchased)	Nov-14/2.54875	42,240,400	(154,177)	(47,076)
(2.665)/3 month USD-LIBOR-BBA/Nov-24 (Written)	Nov-14/2.665	21,120,200	157,345	25,063
2.665/3 month USD-LIBOR-BBA/Nov-24 (Written)	Nov-14/2.665	21,120,200	157,345	(18,011)
JPMorgan Chase Bank N.A.
2.75/3 month USD-LIBOR-BBA/Dec-24 (Purchased)	Dec-14/2.75	21,333,200	(200,425)	59,093
2.75/3 month USD-LIBOR-BBA/Dec-24 (Purchased)	Dec-14/2.75	21,333,200	(204,799)	56,320
(2.40)/3 month USD-LIBOR-BBA/Mar-25 (Written)	Mar-15/2.40	21,333,200	71,146	(20,480)
(2.40)/3 month USD-LIBOR-BBA/Mar-25 (Written)	Mar-15/2.40	21,333,200	71,466	(20,907)
(2.65)/3 month USD-LIBOR-BBA/Dec-24 (Written)	Dec-14/2.65	21,333,200	126,719	(40,106)
(2.65)/3 month USD-LIBOR-BBA/Dec-24 (Written)	Dec-14/2.65	21,333,200	127,999	(40,746)
Total			$(7,895)	$(39,154)

62     Master Intermediate Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
MYR	9,720,000	$—	3/19/19	4.0275%	3 month MYR-KLIBOR-BNM	$(4,532)
Citibank, N.A.
AUD	7,354,000 E	—	7/30/24	4.55%	6 month AUD-BBR-BBSW	(23,463)
AUD	7,354,000 E	—	7/31/24	4.5175%	6 month AUD-BBR-BBSW	(15,453)
AUD	3,996,000 E	—	8/6/24	4.6225%	6 month AUD-BBR-BBSW	(22,035)
AUD	1,379,000 E	—	8/6/24	4.63%	6 month AUD-BBR-BBSW	(7,947)
AUD	7,421,000 E	—	9/17/24	6 month AUD- BBR-BBSW	4.6209%	36,743
Credit Suisse International
CAD	4,693,500	—	9/12/24	3 month CAD- BA-CDOR	2.68625%	32,051
Deutsche Bank AG
MYR	9,720,000	—	3/19/19	4.035%	3 month MYR-KLIBOR-BNM	(5,446)
PLN	9,968,000	—	3/17/24	4.1072%	6 month PLN-WIBOR-WIBO	(395,213)
PLN	4,970,000	—	3/18/24	4.12875%	6 month PLN-WIBOR-WIBO	(199,912)
PLN	4,165,000	—	3/27/24	4.045%	6 month PLN-WIBOR-WIBO	(161,452)
PLN	48,815,000	—	7/14/16	6 month PLN-WIBOR-WIBO	2.48%	110,785
Goldman Sachs International
AUD	1,993,000 E	—	8/6/24	4.525%	6 month AUD-BBR-BBSW	(4,539)
JPMorgan Chase Bank N.A.
AUD	1,849,000 E	—	8/29/24	6 month AUD- BBR-BBSW	4.2525%	(12,946)
AUD	1,979,000 E	—	8/6/24	4.645%	6 month AUD-BBR-BBSW	(12,391)
AUD	3,701,000 E	—	8/6/24	4.5175%	6 month AUD-BBR-BBSW	(7,508)
AUD	3,958,000 E	—	8/19/24	4.43%	6 month AUD-BBR-BBSW	4,055
AUD	1,849,000 E	—	8/29/24	6 month AUD- BBR-BBSW	4.30%	(10,039)
CAD	1,564,500	—	9/12/24	3 month CAD- BA-CDOR	2.68375%	10,361
CAD	2,452,000	—	9/19/24	3 month CAD- 6BA-CDOR	2.703%	19,105

Master Intermediate Income Trust     63

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
JPY	2,402,400,000	$—	2/19/15	6 month JPY-LIBOR-BBA	0.705%	$58,678
JPY	511,900,000	—	2/19/20	6 month JPY-LIBOR-BBA	1.3975%	283,508
MXN	20,366,000	—	7/24/29	1 month MXN- TIIE-BANXICO	6.565%	(44,108)
Total		$—	$(371,698)
E Extended effective date.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/14
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$183,088,000 E	$(25,185)	12/17/16	3 month USD-LIBOR-BBA	1.00%	$19,854
90,803,000 E	733,947	12/17/19	3 month USD-LIBOR-BBA	2.25%	(41,964)
24,798,200 E	(512,111)	12/17/24	3 month USD-LIBOR-BBA	3.00%	90,461
2,285,000 E	(99,497)	12/17/44	3 month USD-LIBOR-BBA	3.50%	22,637
19,185,000 E	7,818	6/15/19	3 month USD-LIBOR-BBA	2.64%	(22,783)
16,758,000 E	(93)	12/16/17	3 month USD-LIBOR-BBA	1.835%	49,343
45,332,000 E	(252)	12/16/17	3 month USD-LIBOR-BBA	1.897%	78,173
22,734,000 E	(126)	12/16/17	3 month USD-LIBOR-BBA	1.86625%	53,071
34,694,000 E	(193)	12/16/17	3 month USD-LIBOR-BBA	1.905%	54,624
8,457,000 E	(47)	12/16/17	3 month USD-LIBOR-BBA	1.8625%	20,334
58,944,000 E	(83,839)	12/16/17	3 month USD-LIBOR-BBA	1.882%	35,818
27,558,000 E	(44,304)	12/17/16	3 month USD-LIBOR-BBA	0.90%	17,315
2,034,000 E	31,920	12/17/24	3 month USD-LIBOR-BBA	2.90%	786
27,930,000 E	(155)	12/16/17	3 month USD-LIBOR-BBA	1.80%	(101,822)
19,754,000 E	(159)	12/16/18	3 month USD-LIBOR-BBA	2.34%	(32,457)
14,817,000 E	(119)	12/16/18	3 month USD-LIBOR-BBA	2.3795%	(41,325)

64     Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
	$28,132,000 E	$(156)	12/16/17	3 month USD-LIBOR-BBA	1.924%	$(34,196)
	19,093,000 E	(154)	6/15/19	3 month USD-LIBOR-BBA	2.596%	(6,493)
	4,939,000 E	(40)	12/16/18	3 month USD-LIBOR-BBA	2.337%	(7,685)
	11,322,000 E	(42,671)	12/17/19	3 month USD-LIBOR-BBA	2.15%	(417)
EUR	3,647,000 E	27,161	12/17/16	6 month EUR-EURIBOR-REUTERS	0.50%	(311)
EUR	66,734,000 E	(1,995,895)	12/17/19	6 month EUR-EURIBOR-REUTERS	1.00%	177,564
EUR	2,408,000 E	(345,142)	12/17/34	6 month EUR-EURIBOR-REUTERS	2.50%	26,709
EUR	1,000 E	(158)	12/17/44	6 month EUR-EURIBOR-REUTERS	2.50%	17
GBP	13,622,000 E	(137,870)	12/17/19	6 month GBP-LIBOR-BBA	2.25%	41,513
GBP	14,478,000 E	768,650	12/17/24	6 month GBP-LIBOR-BBA	3.00%	(204,317)
GBP	3,201,000 E	(240,958)	12/17/44	6 month GBP-LIBOR-BBA	3.25%	145,660
JPY	32,455,000	(11)	3/24/44	6 month JPY-LIBOR-BBA	1.80%	10,273
JPY	63,551,000	(21)	3/24/44	6 month JPY-LIBOR-BBA	1.79625%	19,563
JPY	1,780,000,000	(70)	3/14/19	6 month JPY-LIBOR-BBA	0.3175%	58,096
JPY	389,500,000	(68)	3/14/44	6 month JPY-LIBOR-BBA	1.795%	(120,519)
JPY	31,464,000	(6)	3/24/44	6 month JPY-LIBOR-BBA	1.80125%	10,055
	$11,038,000	77,120	9/16/24	3 month USD-LIBOR-BBA	2.68%	117,121
Total		$(1,882,684)	$434,698
E Extended effective date.

Master Intermediate Income Trust     65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$2,923,000 E	$—	6/24/24	(2.865%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	$(32,036)
3,801,000 E	—	6/24/24	(2.865%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(41,659)
Barclays Bank PLC
299,702	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	811
510,514	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,166)
543,409	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,470
494,955	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,416
4,260,230	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(11,059)
1,537,512	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(6,573)
208,952	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	554
427,053	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,222
2,562,319	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	7,331
574,721	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	103
1,342,783	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(5,741)
1,628,781	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,660
496,958	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	1,317

66     Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$62,075	$—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	$57
219,932	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	629
275,663	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	918
1,281,160	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,666
1,120,502	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,790)
1,240,070	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	3,287
232,102	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	628
1,806,031	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	6,106
7,020,327	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	20,086
1,532,694	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,385
262,565	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	710
851,234	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,303
617,101	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,669
3,397,816	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(14,526)
644,719	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(3,393)
518,126	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(2,186)

Master Intermediate Income Trust     67

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$259,106	$—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	$(1,093)
259,106	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(1,093)
519,934	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(2,194)
1,350,382	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(5,697)
519,934	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(2,194)
791,780	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	713
476,908	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	430
483,424	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,383
604,537	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	545
1,079,515	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,615)
930,109	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	847
133,419	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	122
1,038,060	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(4,379)
140,732	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(602)
2,170,711	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(9,415)
4,150,000	—	3/20/24	(2.505%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(85,947)

68     Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	$3,440,000	$—	3/21/24	(2.505%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	$(71,174)
	5,881,500	—	9/17/19	2.138%	USA Non Revised Consumer Price Index-Urban (CPI-U)	45,058
Citibank, N.A.
	996,315	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,851
	2,135,266	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	6,109
	1,864,087	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	5,333
	4,173,000	—	3/27/24	(2.4825%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(75,156)
EUR	8,270,000	—	2/21/19	(1.235%)	Eurostat Eurozone HICP excluding tobacco	(161,977)
EUR	4,310,000	—	2/21/24	1.69%	Eurostat Eurozone HICP excluding tobacco	171,271
Credit Suisse International
	$854,106	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,444
	680,277	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,908)
	1,332,302	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	1,200
	1,353,759	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(5,872)
	1,500,665	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(6,509)
	1,386,315	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	1,249
EUR	2,380,000	—	3/27/19	(1.1913%)	Eurostat Eurozone HICP excluding tobacco	(41,054)

Master Intermediate Income Trust     69

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
EUR	8,270,000	$—	2/20/19	(1.2225%)	Eurostat Eurozone HICP excluding tobacco	$(155,146)
EUR	4,310,000	—	2/20/24	1.68%	Eurostat Eurozone HICP excluding tobacco	165,397
EUR	2,380,000	—	3/24/19	(1.1925%)	Eurostat Eurozone HICP excluding tobacco	(41,252)
GBP	2,015,000	—	3/20/19	3.05%	GBP Non-revised UK Retail Price Index	35,005
GBP	2,015,000	—	3/25/19	3.0413%	GBP Non-revised UK Retail Price Index	33,506
Deutsche Bank AG
	$680,277	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,908)
Goldman Sachs International
	793,312	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	143
	306,890	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	280
	1,267,277	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,894)
	1,267,277	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,894)
	467,436	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,998)
	175,597	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(751)
	1,253,939	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	3,345
	42,806	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	8
	364,902	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	66
	877,969	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,455)

70     Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$383,586	$—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	$69
767,172	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	138
23,044	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	21
3,227,699	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(8,379)
329,935	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,411)
640,311	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,737)
395,836	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,692)
30,442	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(130)
81,123	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(347)
2,956,615	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(6,752)
2,575,504	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(5,882)
1,169,000	—	7/14/44	(2.83%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(84,590)
6,724,000 E	—	6/19/24	(2.83%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(63,744)
801,000	—	7/29/44	(2.7975%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(51,168)

Master Intermediate Income Trust     71

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
$3,939,563	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(10,227)
2,252,994	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(5,849)
Total	$—	$(516,353)
E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$4,375	$64,000	5/11/63	300 bp	$4,163
CMBX NA BBB– Index	BBB–/P	8,497	141,000	5/11/63	300 bp	8,032
CMBX NA BBB– Index	BBB–/P	17,409	282,000	5/11/63	300 bp	16,479
CMBX NA BBB– Index	BBB–/P	16,587	291,000	5/11/63	300 bp	15,627
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	33,591	303,000	5/11/63	300 bp	32,591
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	2,851	149,000	5/11/63	300 bp	2,359
CMBX NA BBB– Index	BBB–/P	20,934	263,000	5/11/63	300 bp	20,066
CMBX NA BBB– Index	BBB–/P	3,135	270,000	5/11/63	300 bp	2,244
CMBX NA BBB– Index	BBB–/P	20,979	288,000	5/11/63	300 bp	20,029
CMBX NA BBB– Index	BBB–/P	4,963	323,000	5/11/63	300 bp	3,897
CMBX NA BBB– Index	BBB–/P	37,060	328,000	5/11/63	300 bp	35,977
CMBX NA BBB– Index	BBB–/P	27,130	340,000	5/11/63	300 bp	26,008
CMBX NA BBB– Index	BBB–/P	26,325	340,000	5/11/63	300 bp	25,203
CMBX NA BBB– Index	BBB–/P	22,366	340,000	5/11/63	300 bp	21,244

72     Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$6,043	$343,000	5/11/63	300 bp	$4,911
CMBX NA BBB– Index	BBB–/P	10,467	344,000	5/11/63	300 bp	9,332
CMBX NA BBB– Index	BBB–/P	31,881	416,000	5/11/63	300 bp	30,509
CMBX NA BBB– Index	BBB–/P	28,890	704,000	5/11/63	300 bp	26,567
CMBX NA BB Index	—	(1,881)	360,000	5/11/63	(500 bp)	(1,605)
CMBX NA BB Index	—	(4,646)	266,000	5/11/63	(500 bp)	(4,442)
CMBX NA BB Index	—	2,409	233,000	5/11/63	(500 bp)	2,587
CMBX NA BB Index	—	5,994	227,000	5/11/63	(500 bp)	6,168
CMBX NA BB Index	—	3,449	223,000	5/11/63	(500 bp)	3,620
CMBX NA BB Index	—	(1,095)	120,000	5/11/63	(500 bp)	(1,003)
CMBX NA BB Index	—	(914)	119,000	5/11/63	(500 bp)	(823)
CMBX NA BB Index	—	(1,140)	119,000	5/11/63	(500 bp)	(1,049)
CMBX NA BB Index	—	2,240	112,000	5/11/63	(500 bp)	2,326
CMBX NA BB Index	—	(5,120)	264,000	5/11/63	(500 bp)	(4,918)
CMBX NA BBB– Index	BBB–/P	(699)	116,000	5/11/63	300 bp	(1,082)
CMBX NA BBB– Index	BBB–/P	(1,125)	118,000	5/11/63	300 bp	(1,515)
CMBX NA BBB– Index	BBB–/P	(643)	190,000	5/11/63	300 bp	(1,270)
CMBX NA BBB– Index	BBB–/P	10,720	224,000	5/11/63	300 bp	9,981
CMBX NA BBB– Index	BBB–/P	(2,153)	230,000	5/11/63	300 bp	(2,912)
CMBX NA BBB– Index	BBB–/P	(2,304)	230,000	5/11/63	300 bp	(3,063)
CMBX NA BBB– Index	BBB–/P	(771)	231,000	5/11/63	300 bp	(1,533)
CMBX NA BBB– Index	BBB–/P	(776)	232,000	5/11/63	300 bp	(1,541)
CMBX NA BBB– Index	BBB–/P	639	237,000	5/11/63	300 bp	(143)
CMBX NA BBB– Index	BBB–/P	1,536	253,000	5/11/63	300 bp	701
CMBX NA BBB– Index	BBB–/P	(4,715)	261,000	5/11/63	300 bp	(5,576)
CMBX NA BBB– Index	BBB–/P	181	261,000	5/11/63	300 bp	(680)
CMBX NA BBB– Index	BBB–/P	907	262,000	5/11/63	300 bp	43
Master Intermediate Income Trust     73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$6,401	$269,000	5/11/63	300 bp	$5,513
CMBX NA BBB– Index	BBB–/P	1,274	275,000	5/11/63	300 bp	275
CMBX NA BBB– Index	BBB–/P	(3,476)	346,000	5/11/63	300 bp	(4,617)
CMBX NA BBB– Index	BBB–/P	(10,067)	520,000	5/11/63	300 bp	(11,783)
CMBX NA BBB– Index	BBB–/P	(8,066)	535,000	5/11/63	300 bp	(9,832)
CMBX NA BBB– Index	BBB–/P	(6,630)	538,000	5/11/63	300 bp	(8,405)
CMBX NA BBB– Index	BBB–/P	385	578,000	5/11/63	300 bp	(1,523)
CMBX NA BBB– Index	—	(17,005)	301,000	1/17/47	(300 bp)	(8,878)
CMBX NA BBB– Index	—	(13,892)	296,000	1/17/47	(300 bp)	(5,900)
Goldman Sachs International
CMBX NA BB Index	—	(2,362)	223,000	5/11/63	(500 bp)	(2,192)
CMBX NA BB Index	—	(1,143)	119,000	5/11/63	(500 bp)	(1,052)
CMBX NA BB Index	—	2,532	112,000	5/11/63	(500 bp)	2,618
CMBX NA BBB– Index	BBB–/P	(1,287)	118,000	5/11/63	300 bp	(1,677)
CMBX NA BBB– Index	BBB–/P	(2,143)	229,000	5/11/63	300 bp	(2,897)
CMBX NA BBB– Index	BBB–/P	(2,297)	229,000	5/11/63	300 bp	(3,052)
CMBX NA BBB– Index	BBB–/P	(2,297)	229,000	5/11/63	300 bp	(3,052)
CMBX NA BBB– Index	BBB–/P	(620)	232,000	5/11/63	300 bp	(1,386)
CMBX NA BBB– Index	BBB–/P	(931)	232,000	5/11/63	300 bp	(1,697)
CMBX NA BBB– Index	BBB–/P	2,787	244,000	5/11/63	300 bp	1,982
CMBX NA BBB– Index	BBB–/P	(4,349)	261,000	5/11/63	300 bp	(5,210)
Total		$260,390	$234,744
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

74     Master Intermediate Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$—	$—	$10,017
Energy	—	—	798
Total common stocks	—	—	10,815
Convertible bonds and notes	—	287,731	—
Convertible preferred stocks	—	180,792	—
Corporate bonds and notes	—	104,194,923	4
Foreign government and agency bonds and notes	—	37,432,216	—
Mortgage-backed securities	—	153,270,927	—
Preferred stocks	—	458,496	—
Purchased options outstanding	—	499,217	—
Purchased swap options outstanding	—	995,650	—
Senior loans	—	6,750,260	—
U.S. government and agency mortgage obligations	—	52,786,595	—
U.S. treasury obligations	—	73,150	—
Short-term investments	11,698,830	9,655,185	—
Totals by level	$11,698,830	$366,585,142	$10,819

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$3,138,082	$—
Futures contracts	298,454	—	—
Written options outstanding	—	(419,574)	—
Written swap options outstanding	—	(2,624,630)	—
Forward premium swap option contracts	—	(39,154)	—
Interest rate swap contracts	—	1,945,684	—
Total return swap contracts	—	(516,353)	—
Credit default contracts	—	(25,646)	—
Totals by level	$298,454	$1,458,409	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust     75

Statement of assets and liabilities 9/30/14
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $354,906,445)	$366,765,961
Affiliated issuers (identified cost $11,528,830) (Notes 1 and 5)	11,528,830
Cash	65,538
Foreign currency (cost $1,439) (Note 1)	1,439
Dividends, interest and other receivables	4,318,911
Receivable for investments sold	3,002,037
Receivable for sales of delayed delivery securities (Note 1)	73,477
Receivable for variation margin (Note 1)	449,072
Unrealized appreciation on forward premium swap option contracts (Note 1)	148,172
Unrealized appreciation on forward currency contracts (Note 1)	5,643,732
Unrealized appreciation on OTC swap contracts (Note 1)	1,437,199
Premium paid on OTC swap contracts (Note 1)	104,547
Prepaid assets	16,062
Total assets	393,554,977
LIABILITIES
Payable for investments purchased	999,256
Payable for purchases of delayed delivery securities (Note 1)	53,966,536
Payable for shares of the fund repurchased (Note 4)	721,167
Payable for compensation of Manager (Note 2)	639,228
Payable for custodian fees (Note 2)	23,136
Payable for investor servicing fees (Note 2)	27,581
Payable for Trustee compensation and expenses (Note 2)	165,296
Payable for administrative services (Note 2)	443
Payable for variation margin (Note 1)	217,605
Distributions payable to shareholders	1,514,969
Unrealized depreciation on OTC swap contracts (Note 1)	2,090,506
Premium received on OTC swap contracts (Note 1)	364,937
Unrealized depreciation on forward currency contracts (Note 1)	2,505,650
Unrealized depreciation on forward premium swap option contracts (Note 1)	187,326
Written options outstanding, at value (premiums $3,673,041) (Notes 1 and 3)	3,044,204
Collateral on certain derivative contracts, at value (Note 1)	354,139
Other accrued expenses	166,179
Total liabilities	66,988,158
Net assets	$326,566,819

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Note 1)	$457,774,900
Undistributed net investment income (Note 1)	3,468,944
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(150,330,784)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	15,653,759
Total — Representing net assets applicable to capital shares outstanding	$326,566,819
COMPUTATION OF NET ASSET VALUE
Net asset value per share ($326,566,819 divided by 57,773,719 shares)	$5.65

The accompanying notes are an integral part of these financial statements.

76     Master Intermediate Income Trust

Statement of operations Year ended 9/30/14
INVESTMENT INCOME
Interest (including interest income of $6,259 from investments in affiliated issuers) (Note 5)	$21,041,356
Dividends	47,420
Total investment income	21,088,776
EXPENSES
Compensation of Manager (Note 2)	2,554,984
Investor servicing fees (Note 2)	170,020
Custodian fees (Note 2)	95,745
Trustee compensation and expenses (Note 2)	22,491
Administrative services (Note 2)	8,334
Other	510,695
Total expenses	3,362,269
Expense reduction (Note 2)	(8)
Net expenses	3,362,261
Net investment income	17,726,515

Net realized gain on investments (Notes 1 and 3)	2,077,854
Net realized loss on swap contracts (Note 1)	(5,086,266)
Net realized loss on futures contracts (Note 1)	(4,559,403)
Net realized loss on foreign currency transactions (Note 1)	(354,535)
Net realized gain on written options (Notes 1 and 3)	4,649,350
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	4,744,379
Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	6,300,522
Net gain on investments	7,771,901
Net increase in net assets resulting from operations	$25,498,416

The accompanying notes are an integral part of these financial statements.

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Statement of changes in net assets
DECREASE IN NET ASSETS	Year ended 9/30/14	Year ended 9/30/13
Operations:
Net investment income	$17,726,515	$19,265,574
Net realized gain (loss) on investments and foreign currency transactions	(3,273,000)	8,688,620
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	11,044,901	(4,222,568)
Net increase in net assets resulting from operations	25,498,416	23,731,626
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(18,750,118)	(20,347,501)
Decrease from capital shares repurchased (Note 4)	(25,325,054)	(14,536,534)
Total decrease in net assets	(18,576,756)	(11,152,409)
NET ASSETS
Beginning of year	345,143,575	356,295,984
End of year (including undistributed net investment income of $3,468,944 and distributions in excess of net investment income of $4,234,455, respectively)	$326,566,819	$345,143,575
NUMBER OF FUND SHARES
Shares outstanding at beginning of year	62,769,851	65,690,624
Shares repurchased (Note 4)	(4,996,132)	(2,920,559)
Retirement of shares held by the fund	—	(214)
Shares outstanding at end of year	57,773,719	62,769,851

The accompanying notes are an integral part of these financial statements.

78     Master Intermediate Income Trust

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended
	9/30/14	9/30/13	9/30/12	9/30/11	9/30/10
Net asset value, beginning of period	$5.50	$5.42	$5.34	$5.83	$5.94
Investment operations:
Net investment income[a]	.29	.30	.27	.35	.58
Net realized and unrealized gain (loss) on investments	.12	.06	.15	(.38)	.39
Total from investment operations	.41	.36	.42	(.03)	.97
Less distributions:
From net investment income	(.31)	(.31)	(.09)	(.46)	(1.08)
From return of capital	—	—	(.25)	—	—
Total distributions	(.31)	(.31)	(.34)	(.46)	(1.08)
Increase from shares repurchased	.05	.03	—	—	—
Net asset value, end of period	$5.65	$5.50	$5.42	$5.34	$5.83
Market value, end of period	$5.03	$4.88	$5.18	$5.05	$6.28
Total return at market value (%)[b]	9.56	0.15	9.56	(13.01)	25.33
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$326,567	$345,144	$356,296	$351,028	$381,355
Ratio of expenses to average net assets (%)[c]	.99	.94	.96	.94	.94 [f]
Ratio of net investment income to average net assets (%)	5.21	5.31	4.94	5.97	9.82 [f]
Portfolio turnover (%)[e]	389 [d]	244 [e]	157 [e]	171 [e]	88 [e]

a  Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment.

c  Includes amounts paid through expense offset arrangements, if any (Note 2).

d  Portfolio turnover includes TBA purchase and sales commitments.

e  Portfolio turnover excludes TBA purchase and sales commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	642%
September 30, 2012	472
September 30, 2011	413
September 30, 2010	139

f Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% of average net assets as of September 30, 2010.

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust     79

Notes to financial statements 9/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through September 31, 2014.

Putnam Master Intermediate Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The goal of the fund is to seek with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by

80     Master Intermediate Income Trust

Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Master Intermediate Income Trust     81

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting

82     Master Intermediate Income Trust

arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to a basket of securities, to gain exposure to specific sectors or industries and to gain exposure to rates of inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

Master Intermediate Income Trust     83

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $370,204 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $991,469 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,053,000 and may include amounts related to unsettled agreements.

84     Master Intermediate Income Trust

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2014, the fund had a capital loss carryover of $139,501,485 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$15,831,148	$30,551,955	$46,383,103	*
7,342,291	N/A	7,342,291	September 30, 2015
11,586,218	N/A	11,586,218	September 30, 2016
28,970,279	N/A	28,970,279	September 30, 2017
45,219,594	N/A	45,219,594	September 30, 2018

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $5,048,390 recognized during the period between November 1, 2013 and September 30, 2014 to its fiscal year ending September 30, 2015.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences, from foreign currency gains and losses, from late year loss deferrals, from dividends payable, from realized and unrealized gains and losses on certain futures contracts, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $258,092 to increase undistributed net investment income/accumulated net investment loss/distributions in excess of net investment income, $99,563 to increase paid-in-capital and $357,655 to increase accumulated net realized loss.

Master Intermediate Income Trust     85

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$13,230,210
Unrealized depreciation	(6,958,158)
Net unrealized appreciation	6,272,052
Undistributed ordinary income	8,451,878
Capital loss carryforward	(139,501,485)
Post-October capital loss deferral	(5,048,390)
Cost for federal income tax purposes	$371,945,226

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.750%	of the first $500 million of average net assets,
0.650%	of the next $500 million of average net assets,
0.600%	of the next $500 million of average net assets,
0.550%	of the next $5 billion of average net assets,
0.525%	of the next $5 billion of average net assets,
0.505%	of the next $5 billion of average net assets,
0.490%	of the next $5 billion of average net assets,
0.480%	of the next $5 billion of average net assets,
0.470%	of the next $5 billion of average net assets,
0.460%	of the next $5 billion of average net assets,
0.450%	of the next $5 billion of average net assets,
0.440%	of the next $5 billion of average net assets,
0.430%	of the next $8.5 billion of average net assets and
0.420%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $8 under the expense offset arrangements.

86     Master Intermediate Income Trust

Each Independent Trustee of the fund receives an annual Trustee fee, of which $195, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,425,684,090	$1,413,187,244
U.S. government securities (Long-term)	—	—
Total	$1,425,684,090	$1,413,187,244

Written option transactions during the reporting period are summarized as follows:

		Written swap option contract amounts	Written swap option premiums	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	USD	$67,786,600	$829,692	$—	$—
Options opened	USD EUR	879,905,899 229,128,000	5,305,585 127,917	1,000,000,000 —	4,658,711 —
Options exercised	USD	(66,798,200)	(430,369)	—	—
Options expired	USD	(8,996,000)	(88,049)	(315,000,000)	(1,186,719)
Options closed	USD EUR	(531,297,999) (229,128,000)	(2,596,474) (127,917)	(603,000,000) —	(2,819,336) —
Written options outstanding at the end of the reporting period	USD	$340,600,300	$3,020,385	$82,000,000	$652,656

Note 4: Shares repurchased

In September 2014, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2015 (based on shares outstanding as of October 7, 2014). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2014 (based on shares outstanding as of October 7, 2013). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 4,996,132 common shares for an aggregate purchase price of $25,325,054, which reflects a weighted-average discount from net asset value per share of 10.19%.

At the close of the reporting period, Putnam Investments, LLC owned approximately 984 shares of the fund (0.002% of the fund’s shares outstanding), valued at $5,560 based on net asset value.

Master Intermediate Income Trust     87

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$8,442,892	$138,228,778	$135,142,840	$6,259	$11,528,830

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $38,158, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments
WR Grace & Co.	$38,158
Total	$38,158

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

88     Master Intermediate Income Trust

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$84,700,000
Purchased swap option contracts (contract amount)	$207,100,000
Written TBA commitment option contracts (contract amount) (Note 3)	$167,100,000
Written swap option contracts (contract amount) (Note 3)	$240,800,000
Futures contracts (number of contracts)	700
Forward currency contracts (contract amount)	$250,500,000
OTC interest rate swap contracts (notional)	$508,900,000
Centrally cleared interest rate swap contracts (notional)	$1,128,200,000
OTC total return swap contracts (notional)	$256,000,000
OTC credit default contracts (notional)	$11,700,000
Centrally cleared credit default contracts (notional)	$1,200,000
Warrants (number of warrants)	20

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables	$18,031	Payables	$43,677
Foreign exchange contracts	Receivables	5,643,732	Payables	2,505,650
Interest rate contracts	Investments, Receivables, Net assets — Unrealized appreciation	7,638,362*	Payables, Net assets — Unrealized depreciation	7,499,068*
Total		$13,300,125		$10,048,395

*Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$20,440	$20,440
Foreign exchange contracts	—	—	—	(247,851)	—	(247,851)
Equity contracts	2,119	—	—	—	—	2,119
Interest rate contracts	—	(1,375,304)	(4,559,403)	—	(5,106,706)	(11,041,413)
Total	$2,119	$(1,375,304)	$(4,559,403)	$(247,851)	$(5,086,266)	$(11,266,705)

Master Intermediate Income Trust     89

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$688,872	$688,872
Foreign exchange contracts	—	—	—	4,724,920	—	4,724,920
Equity contracts	(1,700)	—	—	—	—	(1,700)
Interest rate contracts	—	(73,243)	1,076,176	—	2,469,986	3,472,919
Total	$(1,700)	$(73,243)	$1,076,176	$4,724,920	$3,158,858	$8,885,011

90     Master Intermediate Income Trust

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Master Intermediate Income Trust     91

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Interest rate swap contracts*#	$—	$—	$—	$36,743	$32,051	$110,785	$—	$—	$375,707	$—	$—	$—	$—	$—	$555,286
Centrally cleared interest rate swap contracts§	—	—	309,607	—	—	—	—	—	—	—	—	—	—	—	309,607
OTC Total return swap contracts*#	—	112,426	—	185,564	238,801	—	4,070	—	—	—	—	—	—	—	540,861
OTC Credit default contracts*#	—	—	—	—	17,684	—	347	—	—	—	—	—	—	—	18,031
Centrally cleared credit default contracts§	—	—	21,246	—	—	—	—	—	—	—	—	—	—	—	21,246
Futures contracts§	—	—	—	—	—	—	—	—	—	118,219	—	—	—	—	118,219
Forward currency contracts#	323,985	571,454	—	791,996	647,872	406,341	431,093	270,732	825,935	—	5,817	841,459	125,225	401,823	5,643,732
Forward premium swap option contracts#	—	—	—	—	32,759	—	—	—	115,413	—	—	—	—	—	148,172
Purchased swap options**#	735,596	—	—	—	260,054	—	—	—	—	—	—	—	—	—	995,650
Purchased options**#	—	—	—	—	—	—	—	—	499,217	—	—	—	—	—	499,217
Total Assets	$1,059,581	$683,880	$330,853	$1,014,303	$1,229,221	$517,126	$435,510	$270,732	$1,816,272	$118,219	$5,817	$841,459	$125,225	$401,823	$8,850,021
Liabilities:
OTC Interest rate swap contracts*#	4,532	—	—	68,898	—	762,023	4,539	—	86,992	—	—	—	—	—	926,984
Centrally cleared interest rate swap contracts§	—	—	186,880	—	—	—		—	—	—	—	—	—	—	186,880
OTC Total return swap contracts*#	73,695	237,837	—	237,133	252,741	2,908	236,824	—	16,076	—	—	—	—	—	1,057,214
OTC Credit default contracts*#	2,567	1,000	—	—	34,258	—	5,852	—	—	—	—	—	—	—	43,677
Centrally cleared credit default contracts§	—	—	21,246	—	—	—	—	—	—	—	—	—	—	—	21,246
Futures contracts§	—	—	—	—	—	—	—	—	—	9,479	—	—	—	—	9,479
Forward currency contracts#	8,699	273,884	—	440,481	379,804	193,354	56,627	114,808	401,611	—	4,998	523,340	2,864	105,180	2,505,650
Forward premium swap option contracts#	—	—	—	—	65,087	—	—	—	122,239	—	—	—	—	—	187,326
Written swap options#	1,113,272	—	—	—	334,452	—	—	—	1,176,906	—	—	—	—	—	2,624,630
Written options#	—	—	—	—	—	—	—	—	419,574	—	—	—	—	—	419,574
Total Liabilities	$1,202,765	$512,721	$208,126	$746,512	$1,066,342	$958,285	$303,842	$114,808	$2,223,398	$9,479	$4,998	$523,340	$2,864	$105,180	$7,982,660
Total Financial and Derivative Net Assets	$(143,184)	$171,159	$122,727	$267,791	$162,879	$(441,159)	$131,668	$155,924	$(407,126)	$108,740	$819	$318,119	$122,361	$296,643	$867,361
Total collateral received (pledged)†##	$(143,184)	$110,989	$—	$170,000	$162,879	$(425,000)	$75,975	$73,150	$(407,126)	$—	$—	$—	$108,248	$—
Net amount	$—	$60,170	$122,727	$97,791	$—	$(16,159)	$55,693	$82,774	$—	$108,740	$819	$318,119	$14,113	$296,643

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

92	Master Intermediate Income Trust	Master Intermediate Income Trust	93

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $13,814,101 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

94     Master Intermediate Income Trust

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions
32,571,958	847,059	1,229,801

April 25, 2014 meeting
At the meeting, a proposal to fix the number of Trustees at 14 was approved as follows:

Votes for	Votes against	Abstentions
52,068,027	1,355,588	982,379

At the meeting , each of the nominees for Trustee was elected, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	52,182,880	2,223,123
Ravi Akhoury	52,183,177	2,222,827
Barbara M. Baumann	52,323,380	2,082,623
Jameson A. Baxter	52,283,943	2,122,060
Charles B. Curtis	52,282,433	2,123,570
Robert J. Darretta	52,308,911	2,097,093
Katinka Domotorffy	52,242,902	2,163,101
John A. Hill	52,279,608	2,126,395
Paul L. Joskow	52,261,271	2,144,732
Kenneth R. Leibler	52,262,760	2,143,244
Robert E. Patterson	52,280,557	2,125,446
George Putnam, III	52,273,047	2,132,957
Robert L. Reynolds	52,337,138	2,068,865
W. Thomas Stephens	52,291,493	2,114,511
A proposal to convert the fund to an open-end investment company was not approved, as follows:

Votes for	Votes against	Abstentions
6,250,945	26,475,302	953,732

June 24, 2014 meeting

At the meeting a proposal to authorize the Trustees to amend and restate the fund’s Agreement and Declaration of Trust to revise the quorum requirement for shareholder meetings, with respect to which the April 25, 2014 meeting had been adjourned, was not approved as follows:

Votes for	Votes against	Abstentions
20,813,809	12,073,240	792,934

Master Intermediate Income Trust     95

Shareholder meeting results (Unaudited) (Continued)

At the meeting, a proposal to authorize the Trustees to amend and restate the fund’s Agreement and Declaration of Trust to make other changes, with respect to which the April 25, 2014 meeting had been adjourned, was approved as follows:

Votes for	Votes against	Abstentions
28,133,831	4,611,622	934,528

At the meeting, a proposal to authorize the Trustees to amend the fund’s Agreement and Declaration of Trust to eliminate certain mandatory shareholder votes on converting the fund to an open-ended investment company, with respect to which the April 25, 2014 meeting had been adjourned, was not approved as follows:

Votes for	Votes against	Abstentions
19,241,513	13,600,220	838,248

All tabulations are rounded to the nearest whole number.

96     Master Intermediate Income Trust

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Master Intermediate Income Trust     97

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

98     Master Intermediate Income Trust

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Master Intermediate Income Trust     99

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

100     Master Intermediate Income Trust

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN713
290490 11/14

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2014	$138,561	$ —	$6,590	$ —
September 30 2013	$129,389	$ —	$6,458	$ —

For the fiscal years ended September 30, 2014 and September 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,590 and $6,458 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2014	$ —	$ —	$ —	$ —

September 30, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund’s Board of Trustees is composed of the following persons:

Kenneth R. Leibler (Chairperson)

Robert J. Darretta

John A. Hill

Barbara M. Baumann

Charles B. Curtis

Katinka Domotorffy

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 19 members or fewer than five members, absent special circumstances,

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the amount per employee under the plan is unlimited, or

the plan’s performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►	The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

•	applicable state law does not otherwise provide shareholders with the right to call special meetings.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

►	The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

•	the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

►	The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

►	The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are outside directors,

•	the board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

►	The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

•	the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

•	the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

•	the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

•	the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

►	The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

►	In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

France

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

►	The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►	The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

►	The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

New Zealand

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

►	The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

►	The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Germany

►	The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted January 24, 2014

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting, typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations (i.e., the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company), the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For referred proxy questions that involve investment considerations, the Proxy Voting Director will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each item referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of such review. After receiving a referral item from the Proxy Voting Director, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009 and January 24, 2014.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years

D. William Kohli	2002	Putnam Management 1994 – Present	Co-Head Fixed Income, Previously, Team Leader, Portfolio Construction and Global Strategy and Director, Global Core
Michael Atkin	2007	Putnam Management 1997 – Present	Portfolio Manager, Previously Director of Sovereign Research, Previously, Senior Economist and Team Leader Country Analysis
Kevin Murphy	2007	Putnam Management 1999 – Present	Portfolio Manager, Previously, Team Leader, High Grade Credit
Michael Salm	2011	Putnam Management 1997 – Present	Co-Head Fixed Income, Previously, Team Leader, Liquid Markets and Mortgage Specialist
Paul Scanlon	2005	Putnam Management 1999 – Present	Co-Head Fixed Income, Team Leader, U.S. High Yield

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
William Kohli	16*	$11,001,800,000	18**	$3,447,000,000	16***	$10,481,000,000
Michael Salm	26*	$17,917,500,000	30 #	$8,473,000,000	19***	$7,399,900,000
Michael Atkin	7	$8,397,900,000	8	$2,404,800,000	9***	$3,899,900,000
Paul Scanlon	24*	$14,689,300,000	29##	$6,486,700,000	15	$2,938,600,000
Kevin Murphy	23*	$16,242,900,000	24#	$4,909,600,000	17***	$6,913,000,000

*	4 accounts, with total assets of $1,863,300,000 pay an advisory fee based on account performance.

**	1 account, with total assets of $87,400,000 pay an advisory fee based on account performance

***	1 account, with total assets of $475,000,000 pay an advisory fee based on account performance.

#	2 accounts, with total assets of $153,800,000 pay an advisory fee based on account performance

##	3 accounts, with total assets of $279,000,000 an advisory fee based on account performance

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*	: Assets in the fund

	Year	$0	$0-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	$1,000,001 and over

Atkin, Michael J	2014	*
	2013	*
Kohli, D. William	2014	*
	2013	*
Murphy, Kevin F	2014	*
	2013	*
Salm, Michael V.	2014	*
	2013	*
Scanlon, Paul D.	2014	*
	2013	*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 – October 7, 2013	—	—	—	3,648,503
October 8 – October 31, 2013	754,925	$4.98	754,925	5,522,060
November 1 – November 30, 2013	197,068	$5.07	197,068	5,324,992
December 1 – December 31, 2013	702,674	$5.01	702,674	4,622,318
January 1 – January 31, 2014	546,914	$5.10	546,914	4,075,404
February 1 – February 28, 2014	408,025	$5.08	408,025	3,667,379
March 1 – March 31, 2014	377,481	$5.15	377,481	3,289,898
April 1 – April 30, 2014	158,141	$5.17	158,141	3,131,757
May 1 – May 31, 2014	136,404	$5.14	136,404	2,995,353
June 1 – June 30, 2014	255,584	$5.18	255,584	2,739,769
July 1 – July 31, 2014	323,339	$5.13	323,339	2,416,430
August 1 – August 31, 2014	552,206	$5.06	552,206	1,864,224
September 1 – September 30, 2014	583,371	$5.05	583,371	1,280,853

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2013, which was in effect between October 8, 2013 and October 7, 2014, allowed the fund to repurchase up to 6,276,985 of its shares. The program renewed by the Board in September 2014, which is in effect between October 8, 2014 and October 7, 2015, allows the fund to repurchase up to 5,777,371 of its shares.
**	Information prior to October 7, 2013 is based on the total number of shares eligible for repurchase under the program, as amended through September 2012. Information from October 8, 2013 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2013.

In September 2014, the Trustees approved the renewal of the repurchase program of the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2015 (based on shares outstanding as of October 7, 2014).

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date November 26, 2014